UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   -------------

                            SCHEDULE 14A INFORMATION

                                 Proxy Statement
           Pursuant to Section 14(a) of the Securities Exchange Act of 1934

                          Filed by the Registrant |X|
                   Filed by a Party other than the Registrant |_|

                           Check the appropriate box:
            |  | Preliminary Proxy Statement        |  | Confidential, For
                                                          Use of Commission
                              Only (as permitted by
                               Rule 14a-6(e)(2))
                         | X | Definitive Proxy Statement
                       |_| Definitive Additional Materials
                    |_| Soliciting Material Under Rule 14a-12


                       COMMODORE APPLIED TECHNOLOGIES, INC.

                  (Name of Registrant as Specified in Its Charter)

           -----------------------------------------------------------------

      (Names of Person(s) Filing Proxy Statement, if Other Than the Registrant)

                   Payment of Filing Fee (Check the appropriate box):

                                  | X | No fee required

|  | Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


          (1) Title of each class of securities to which transaction applies:

           -----------------------------------------------------------------


          (2) Aggregate number of securities to which transaction applies:

           -----------------------------------------------------------------


          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
           (set forth the amount on which the filing fee is calculated and state how it was determined):

           -----------------------------------------------------------------

                (4) Proposed maximum aggregate value of transaction:


            -----------------------------------------------------------------


                                  (5) Total fee paid:


            -----------------------------------------------------------------


                   |  | Fee paid previously with preliminary materials:

            -----------------------------------------------------------------


       |  | Check box if any part of the fee is offset as provided by Exchange
          Act Rule 0-11(a)(2)  and identify the filing for which the offsetting fee was paid  previously.  Identify the previous filing by registration statement number, of the form or schedule and the date of its filing.

                              (1) Amount previously paid:


             -----------------------------------------------------------------


                      (2) Form, Schedule or Registration Statement no.:


             -----------------------------------------------------------------


                                    (3) Filing Party:


             -----------------------------------------------------------------


                                    (4) Date Filed:


             -----------------------------------------------------------------

     PROXY STATEMENT
         AND NOTICE OF


			2002



     ANNUAL
   STOCKHOLDERS
          MEETING






                         COMMODORE APPLIED TECHNOLOGIES, INC.

NOTICE OF 2002 ANNUAL
MEETING OF STOCKHOLDERS

_____________________________________________________________________________

     TIME:               11:00 a.m. on Friday, September 12, 2003


     PLACE:              The Fitzpatrick Hotel
                         687 Lexington Avenue
                         New York, NY 10022

     ITEMS OF
     BUSINESS:

                    1)   To elect directors.

                    2) To amend the Certificate of Incorporation to increase the number of authorized shares of common stock from 125,000,000 shares to 300,000,000 shares.

                    3)   To approve the Company's Short Term Incentive Plan.

                    4) To ratify the Company's 1998 Stock Option Plan, as amended.

                    5) To approve options issued to the Chief Executive Officer outside the Company's 1998 Stock Option Plan, as amended.

                    6) To approve options issued to the Chief Financial Officer outside the Company's 1998 Stock Option Plan, as amended.

                    7) To ratify the Company's selection of independent auditors.

                    8) To transact other business properly coming before the meeting.


     WHO CAN VOTE:  You  can  vote  if you were a stockholder  of record on July 31, 2003.


     ANNUAL REPORT: A copy of our 2002 Annual Report on Form 10K is enclosed.


     DATE OF MAILING:   This notice and the proxy statement are first  being
		        mailed  to stockholders  on  or about August 8, 2003.


                             By Order of the Board of Directors
                               James M. DeAngelis, Secretary

                                               LETTER TO THE STOCKHOLDERS



To Our Stockholders:

It is our pleasure to invite you to attend our 2002 Annual
Meeting of Stockholders, which will be held this year on Friday, September 12, 2003, at the Fitzpatrick Hotel, 687 Lexington
Avenue, New York, NY 10022.  The meeting will start at 11:00 a.m.
local time.

On the ballot at this year's meeting are company proposals (1) for the election of directors, (2) to increase the number of authorized shares of stock, (3) to approve the Company's Short Term Incentive Plan, (4) to ratify the Company's 1998 Stock Option Plan, as amended; (5) to approve the issuance of stock options to the Chief Executive Officer outside the Company's 1998 Stock Option Plan, as amended; (6) to approve the issuance of stock options to the Chief Financial Officer outside the Company's 1998 Stock Option Plan, as amended; and (7) to ratify the Company's independent auditor. We also look forward to answering your questions at the meeting in the manner discussed in the proxy statement. If you will need special assistance at the meeting because of a disability, please contact James M. DeAngelis at 212-308-5800. We will not provide an interpreter for the hearing impaired.

PLEASE NOTE THAT YOU WILL NEED TO SHOW THAT YOU ARE A STOCKHOLDER OF COMMODORE TO ATTEND THE ANNUAL MEETING. If your shares are registered in your name, your admission card is attached to your proxy card, and you will need to bring this card with you to the meeting. If your shares are in the name of your broker or bank or you received your proxy materials electronically, you will need to bring evidence of your stock ownership, such as your most recent brokerage statement, and valid picture identification. IF YOU DO NOT HAVE EITHER AN ADMISSION CARD OR PROOF THAT YOU OWN COMMODORE APPLIED TECHNOLOGIES, INC. STOCK, YOU MAY NOT BE ADMITTED INTO THE MEETING.

Whether or not you plan to attend, you can be sure your shares are represented at the meeting by promptly voting and submitting your proxy by phone or by completing, signing and returning the enclosed proxy card.

Thank you for your support.

Sincerely,



Shelby T. Brewer
Chairman and CEO

ABOUT THE MEETING

What am I voting on?
____________________

You will be voting on the following:

*    To elect seven directors;
* To increase the number of shares of authorized common stock;
*    To approve the Company's Short Term Incentive Plan;
* To ratify the Company's 1998 Stock Option Plan, as amended;
* To approve the issuance of stock options to the Chief Executive Officer outside of the Company's 1998 Stock Option Plan, as amended;
* To approve the issuance of stock options to the Chief Financial Officer outside of the Company's 1998 Stock Option Plan, as amended; and
* To ratify Tanner + Co as the Company's independent auditors.

Who is entitled to vote?
________________________

You may vote if you owned stock as of the close of business on July 31, 2003. Each share of common stock is entitled to one vote. As of July 24, 2003, we had 94,807,439 shares of common stock outstanding.

How do I vote before the meeting?
_________________________________

You have two voting options:

* By facsimile through the number shown on your proxy card; or
* By mail by completing, signing and returning the enclosed proxy card.

If you hold your shares in the name of a bank or broker, whether you can vote by facsimile depends on their voting processes. Please follow the directions on your proxy card carefully.

Can I vote at the meeting?
__________________________

You may vote your shares at the meeting if you attend in person. Even if you plan to attend the meeting, we encourage you to vote your shares by proxy. You may vote by proxy by facsimile or by mail.


Can I change my mind after I vote?
__________________________________

You may change your vote at any time before the polls close at the meeting. You may do this by (1) signing another proxy with a later date and returning it to us prior to the meeting, (2) voting again by telephone prior to 11:00a.m. on September 12, 2003 or (3) voting again at the meeting.


What if I return my proxy card but do not provide voting
instructions?
________________________________________________________

Proxies that are signed and returned but do not contain instructions will be voted (1) FOR the election of the nominee directors named on page 3 of this proxy statement;
(2) FOR the increase in the number of authorized shares; (3) FOR the approval of the Company's Short Term Incentive Plan;
(4) FOR the ratification of the Company's 1998 Stock Option Plan, as amended; (5) FOR the approval of the issuance of stock options to the Chief Executive Officer outside of the Company's 1998 Stock Option Plan, as amended; (6) FOR the approval of the issuance of stock options to the Chief Financial Officer outside of the Company's 1998 Stock Option Plan, as amended; and (7) FOR the ratification of Tanner + Co. as the Company's independent auditors.


What does it mean if I receive more than one proxy card?
________________________________________________________

It means that you have multiple accounts with brokers and/or our transfer agent. Please vote all of these shares. We recommend that you contact your broker and/or our transfer agent to consolidate as many accounts as possible under the same name and address. Our transfer agent is Registrar and Transfer Company, which may be reached at 1-800-866-1340.


Will my shares be voted if I do not provide my proxy?
_____________________________________________________

Your shares may be voted under certain circumstances if they are held in the name of a brokerage firm. Brokerage firms have the authority under the National Association of Securities Dealers rules to vote customers' un-voted shares, which are referred to as "broker


CXII 2002 Annual Meeting Proxy				 	Page 1
non-votes," on certain "routine" matters, including the election of directors. Shares represented by broker non-votes are counted for purposes of establishing a quorum. At our meeting, shares represented by broker non-votes will be counted as voted by the brokerage firm in the election of directors and the ratification of the auditors, but will not be counted for all other matters to be voted on because these other matters are not considered "routine" under the applicable rules. If you hold your shares directly in your own name, they will not be voted if you do not provide a proxy.

How can I attend the meeting?
_____________________________

The annual meeting is open to all holders of Commodore
Applied Technologies common stock. To attend the meeting, you will need to bring evidence of your stock ownership. If your shares are registered in your name, your admission card is attached to your proxy card, and you will need to bring it with you to the meeting. If your shares are in the name of your broker or bank or you received your proxy materials electronically, you will need to bring evidence of your stock ownership, such as your most recent brokerage statement, and valid picture identification. For directions to the annual meeting, please call our Investor Relations department at 212-308-5800. IF YOU DO NOT HAVE EITHER AN ADMISSION CARD OR PROOF THAT YOU OWN COMMODORE APPLIED TECHNOLOGIES STOCK, YOU MAY NOT BE ADMITTED INTO THE MEETING.

May stockholders ask questions at the meeting?
______________________________________________

Yes. Representatives of the Company will answer stockholders' questions of general interest at the end of the meeting. In order to give a greater number of stockholders an opportunity to ask questions, individuals or groups will be allowed to ask only one question and no repetitive or follow-up questions will be permitted.

How many votes must be present to hold the meeting?
___________________________________________________

Your shares are counted as present at the meeting if you attend the meeting and vote in person or if you properly return a proxy by mail, or facsimile. In order for us to conduct our meeting, a majority of our outstanding shares of common stock as of July 31, 2003, must be present in person or by proxy at the meeting. This is referred to as a quorum.



CXII 2002 Annual Meeting Proxy				Page 2

ABOUT THE MEETING

How many votes are needed to elect directors?
_____________________________________________

The seven nominees receiving the highest number of "Yes" votes will be elected as directors. This number is called a plurality. Shares not voted, whether by marking "Abstain" on your proxy card, by broker non-vote (which is described above), or otherwise, will have no impact on the election of directors, except that they will be counted for purposes of establishing a quorum. Unless a properly executed proxy card is marked "Withhold Authority," the proxy given will be voted "For" the seven nominees for director.

How many votes are needed to approve the increase in the
number of authorized shares?
________________________________________________________

The amendment of the Certificate of Incorporation to increase the number of authorized shares must receive the "Yes" vote of a majority of our outstanding shares of common stock as of July 31, 2003. A properly executed proxy card marked "Abstain" with respect to these proposals will not be voted. Accordingly, abstentions will have the effect of a vote "Against" these proposals.

How many votes are needed to ratify the auditors?
_________________________________________________

The proposal to ratify the Company's selection of an independent auditor must receive the "Yes" vote of a majority of the shares present at the meeting in order to be approved. Shares not voted, whether by marking "Abstain" on your proxy card, by broker non-vote (which is described above), or otherwise, will have no impact on the ratification of the Company's independent auditor. Unless a properly executed proxy card is marked "Withhold Authority," the proxy given will be voted "For" ratification of the Company's independent auditor.

How many votes are needed to ratify the Company's 1998 Stock
Option Plan, as amended?
____________________________________________________________

The proposal to ratify the Company's 1998 Stock Option Plan, as amended, must receive the "Yes" vote of a majority of the shares present at the meeting to be approved. A properly executed proxy card marked "Abstain" with respect to these proposals will not be voted. Accordingly, abstentions will have the effect of a vote "Against" these proposals.

How many votes are needed to approve the issuance  of stock
options to certain employees outside of the Company's 1998
Stock Option Plan, as amended?
___________________________________________________________

The approval of the issuance and vesting of stock options to certain employees outside of the Company's 1998 Stock Option Plan, as amended, must receive the "Yes" vote of a majority of the shares present at the meeting. A properly executed proxy card marked "Abstain" with respect to these proposals will not be voted. Accordingly, abstentions will have the effect of a vote "Against" these proposals.

How many votes are needed to approve the creation of a bonus pool subject to certain milestones and metrics as outlined in the Short Term Incentive Plan?
_____________________________________________________________

The approval of the Company's Short Term Incentive Plan must receive the "Yes" vote of a majority of the shares present at the meeting. A properly executed proxy card marked "Abstain" with respect to these proposals will not be voted. Accordingly, abstentions will have the effect of a vote "Against" these proposals.

Can my shares be voted on matters other than those described in this proxy statement?
____________________________________________________________

Yes. The Company has not received proper notice of, and is not aware of, any business to be transacted at the meeting other than as indicated in this proxy statement. If any other item or proposal properly comes before the meeting, the proxies received will be voted in accordance with the discretion of the proxy holders.

Are appraisal rights applicable to any of the proposals?
________________________________________________________

No, appraisal rights do not apply to any of the proposals.


CXII 2002 Annual Meeting Proxy				Page 3

ELECTION oF DIRECTORS &
DIRECTOR BIOGRAPHIES                             (PROPOSAL NUMBER 1)
____________________________________________________________________

Who are this year's nominees?
_____________________________

The directors standing for election this year are:

*   Dr. Shelby T. Brewer - Chairman
*   Bentley J. Blum
*   Dr. Frank E. Coffman
*   James M. DeAngelis
*   Paul E. Hannesson
*   VADM Michael P. Kalleres
*   Ambassador William A. Wilson


WE RECOMMEND THAT YOU VOTE FOR THE ELECTION OF THESE DIRECTORS


How long will this year's nominees serve?
_________________________________________

Each director is elected to serve for a term of one year or until his or her successor is duly elected and qualified. The Company's officers are elected by, and serve at the pleasure of, the Board of Directors, subject to the terms of any employment agreements. Messrs. Hannesson and Blum are brothers-in-law. No family relationship exists among any other directors or executive officers of the Company.


Who are the directors who are nominated to  serve?
__________________________________________________

SHELBY T. BREWER, 66, Director since January 2001,
*   Chairman, CEO and President of the Company since January
    2001.
* Since April 2000, Mr. Brewer served as Chairman and CEO of Solutions, a wholly owned subsidiary of the Company.
* From 1996 to March 2000, Dr. Brewer was President of S. Brewer Enterprises, a consulting firm he founded that is engaged in supporting mergers and acquisitions, arranging private and public financing, and forming joint ventures abroad.
* Served as President and CEO of the nuclear power businesses of ABB Combustion Engineering from 1985 to 1995.
* From 1981 to 1984, he served as Assistant Secretary of Energy in the Reagan administration, holding the top nuclear post in the US government.
* Dr. Brewer holds Ph.D. and M.S. degrees in nuclear engineering from Massachusetts Institute of Technology; he holds a B.S. degree in mechanical engineering and a B.A. in humanities from Columbia University.


BENTLEY J. BLUM, 61, Director since March 1996,
*   Served as a director of the Company since March 1996.
* Served as director of Environmental since 1984, Chairman of the Board of Environmental from 1984 to November 1996 and is its principal stockholder.
* Currently serves as a director of Separation, Solution and CFC Technologies.
* Sole stockholder and director of a number of corporations that hold real estate interests, oil drilling and other corporate interests.
* Mr. Blum is the brother-in-law of Paul E. Hannesson, a director of the Company.


DR. FRANK E. COFFMAN 61, Director since June 2002,
*   Mr. Coffman also currently serves as Senior Vice
    President, Corporate Development Officer of Holmes & Narver, a construction and engineering firm (August 1997 - Present).
*   Mr. Coffman served as Senior Vice President, Government
    & Commercial Programs, IT Corporation, from January 1995 to May 1997 and as Vice President, Government & Commercial Programs, IT Corporation from 1984 to 1995.
*   Mr. Coffman served as Deputy Assistant Secretary for
    Waste Management for the Department of Energy ("DOE") from 1981 to 1984, Director of the Office of Advanced Nuclear Systems, DOE from 1980 to 1981


CXII 2002 Annual Meeting Proxy				Page 4
    and as a Director of the Division of Fusion Development and Technology, DOE from 1978 to 1980.
* Mr. Coffman served as Chief of the Energy Research Development Agency, Fusion Systems and Applications Studies Branch from 1970 to 1975.
* Mr. Coffman serves on the Board of Directors of Holmes and Narver.
* Mr. Coffman holds a Ph.D. in nuclear physics and a MA degree in plasma physics from Vanderbilt University. Mr. Coffman holds a BS degree in physics from Western Kentucky University.


JAMES M. DEANGELIS, 42, Director since June 2002,
* Mr. DeAngelis was appointed Vice President-Finance and Treasurer of the Company in 1998 and promoted to Chief Financial and Administrative Officer and Secretary in December 1998.
*   Mr. DeAngelis also served as Senior Vice President-Sales
    & Marketing of Separation since July 1996.
* He also served as the President of CFC Technologies since September 1994.
* He holds a MBA from the American Graduate School of International Management. He holds B.S. degrees in Biology and Physiology from the University of Connecticut.


PAUL E. HANNESSON, 62, Director since 1996,
* Mr. Hannesson served as CEO and President of the Company from 1996 to January 2001.
* He served as Director and Officer of Environmental from 1996 to July 1998.
* He serves as Chairman of the Board and CEO of Separation.
* Mr. Hannesson is the brother-in-law of Bentley Blum, a director of the Company.


VADM MICHAEL P. KALLERES, 63, Director since June 2002,
* VADM Kalleres currently serves as President of Dare to Excel Inc., a financial management and consulting firm (1998 to present). He also served as President and Chief Executive Officer of Global Associates, Ltd., Technology Services Group from 1994 to 1998.
* VADM Kalleres retired from active duty in September 1994 after 32 years as a naval officer.
* VADM Kalleres was awarded 18 personal/unit military/combat decorations including the Defense Distinguished Service Medal (2 awards) and the U.S. Navy Distinguished Service Medal. He is also a recipient of the Congressional, Ellis Island Medal of Honor.
* VADM Kalleres is a former member (1994-1998) of the Defense Science Board, the Naval Studies Board of the National Academy of Science. He is also a board member of the Dean's Advisory Council at the Krannert School of Management-Purdue University, and the National Board of the Salvation Army.
* VADM Admiral Kalleres was awarded a BS degree in Industrial Management and Engineering from the Krannert School of Management-Purdue University, and a MS degree in Political and International Affairs from George Washington University.


AMBASSADOR WILLIAM A. WILSON, 88, Director since June 2002,
* Mr. Wilson has been active in ranching and farming in California and Mexico from 1980 to the present.
* Mr. Wilson was active in real estate development in California from 1961 through 1980.
* Mr. Wilson served as Chief Engineer of Wilson Oil Tools from 1938 through 1955 and as Chairman from 1955 to 1961.
*   Mr. Wilson served as the Presidential Envoy to the Holy
    See from 1980 to 1984 and as Ambassador to the Holy See from 1984 to 1986.
* Mr. Wilson served on the Board of Directors of Jorgensen Steel Co. from 1973 to 1984 and again from 1986 to 1991. Mr. Wilson also served on the Board of Directors of Pennzoil Company from 1983 to 1987.
*   Mr. Wilson holds a BA in Mechanical Engineering from
    Stanford University and a Doctor of Laws, Honoris Causa from Assumption College, Barry University, and Pepperdine University.


CXII 2002 Annual Meeting Proxy				Page 5

BOARD OF DIRECTORS INFORMATION


What is the makeup of the Board of Directors?
_____________________________________________

Our Board of Directors currently has seven (7) members. All current directors will be standing for election.

Is the Board currently divided into classes?
____________________________________________
No.

What if a nominee is unwilling or unable to serve?
__________________________________________________

This is not expected to occur. If it does, proxies will be voted for a substitute nominated by the Board of Directors or the Board of Directors may reduce the number of directors.


What happens if a Board member retires between the election
of directors?
___________________________________________________________

Under terms of our Certificate of Incorporation, any vacancy on the Board may be filled by a majority vote of the directors then in office.


How are directors compensated?
______________________________

Each director who is not an employee of Commodore Applied Technologies, Inc. receives $375.00 for meetings they attend other than by telephone and are reimbursed for reasonable expenses in attending meetings. Directors who are also employees of Commodore Applied Technologies, Inc. are not separately compensated for their services as directors. Directors are eligible to participate in the Company's 1998 Stock Option Plan, as amended. All non employee directors were granted 140,000 options to purchase the Company's common stock on October 2, 2002, at an exercise price equal to the trading price of the common stock on the date of award ($0.07).


What are the committees of the Board?
_____________________________________

The Company's Board of Directors has (i) an Audit Committee and (ii) a Compensation, Stock Option and Benefits Committee. The Company does not have a nominating committee. The Company no longer maintains an Executive and Finance Committee. On August 30, 2000, the Board of Directors unanimously voted to abolish the Executive & Finance Committee and determined that the entire Board of Directors would perform its function.


As of December 31, 2002, and as of July 24, 2003 the Audit Committee was composed of Michael P. Kalleres as Chairman, Frank E. Coffman, James M. DeAngelis and William A. Wilson. The responsibilities of the Audit Committee include recommending to the Board of Directors the firm of independent accountants to be retained by the Company, reviewing with the Company's independent accountants the scope and results of their audits, reviewing with the independent accountants and management the Company's accounting and reporting principles, policies and practices, as well as the Company's accounting, financial and operating controls and staff, supervising the Company's policies relating to business conduct and dealing with conflicts of interest relating to officers and directors of the Company.

As of December 31, 2002, and as of July 24, 2003 the Compensation, Stock Option and Benefits Committee, was composed of William A. Wilson, as Chairman, Shelby T. Brewer, Frank E. Coffman and Michael P. Kalleres. The Compensation, Stock Option, and Benefits Committee has responsibility for establishing and reviewing employee and consultant/advisor compensation, bonuses and incentive compensation awards, administering and interpreting the Company's 1998 Stock Option Plan, and determining the recipients, amounts and other terms (subject to the requirements of the 1998 Stock Option Plan) of options which may be granted under the 1998 Stock Option Plan from time to time and providing guidance to management in connection with establishing additional benefit plans.


How often did the Board meet in fiscal 2002?
____________________________________________

The Board met seven (7) times during 2002. Each director attended at least 85% of the meetings of the board and of the committees of which they were members.


CXII 2002 Annual Meeting Proxy				Page 6

BOARD OF DIRECTORS INFORMATION


 Our Board of Directors has the following committees:

 EXECUTIVE & FINANCE:

 On August 30, 2000, the Board of Directors unanimously voted to abolish the Finance & Executive Committee and determined that the entire Board of Directors would perform its function.

 AUDIT:

	* Oversees auditing procedures
        * Receives and accepts the report of independent auditors
        * Oversees internal systems of accounting and management control
        * Makes recommendations regarding the selection of independent auditors


 VADM Michael P. Kalleres - Chair
 James M. DeAngelis
 Frank E. Coffman, PhD.
 Ambassador William A. Wilson


The Audit Committee met three (3) times in 2002.



 COMPENSATION, STOCK OPTION & BENEFITS:

    *	Administers stock incentive plans
    * Makes grants of stock awards to employees pursuant to stock incentive plans
    * Reviews and recommends compensation of directors and executive officers
    * Makes grants of stock awards to directors and officers pursuant to stock incentive plans


 Ambassador William A. Wilson - Chair
 Shelby T. Brewer, PhD.
 Frank E. Coffman, PhD.
 VADM Michael P. Kalleres


 The  Compensation, Stock Option & Benefits Committee  met  three
 (3) times in 2002.



CXII 2002 Annual Meeting Proxy				Page 7

PROPOSED AMMENDMENT TO
INCREASE AUTHORIZED SHARES 	                   (PROPOSAL NUMBER 2)
____________________________________________________________________

What am I voting on?
____________________

A proposal to amend our Certificate of Incorporation to increase the number of authorized shares of our common stock from 125,000,000 shares to 300,000,000 shares.

What is authorized stock?
_________________________

Our Certificate of Incorporation establishes the maximum number of shares of common stock that we may issue without obtaining additional stockholder approval. This is called authorized stock.

For example, as of July 24, 2003, we had 125,000,000 shares authorized and 94,807,439 shares issued. As a result, the Company could have issued an additional 30,192,561 shares. If the amendment to the Certificate of Incorporation had been adopted prior to date, the Company could have issued an additional 175,000,000 shares, for a total of 205,192,561 shares available for issuance.

In the interest of simplicity, in this example we have ignored shares reserved for issuance upon exercise of stock options, under our other employee benefit plans and for other purposes. Approximately 10,000,000 shares are reserved for issuance under such plans. As a result, the Company would have only 20, 192, 561 shares of common stock available for future use without increasing the number of authorized shares.

What is the difference between authorized stock and issued
stock?
__________________________________________________________

Shares that have already been issued are referred to as "issued" or "issued and outstanding." The difference between the total number of authorized shares and the number of issued shares is the number of shares that the Company may issue in the future without amending the Certificate of Incorporation. Delaware law and the rules and regulations of the National Association of Securities Dealers may require stockholder approval of issuances under certain circumstances.

What rights will the new authorized shares have?
________________________________________________

If approved, the additional shares of common stock will have the same voting and other rights as all other shares of our common stock. Holders of common stock are not now, and will not be after this amendment, entitled to preemptive rights to purchase shares of any authorized capital stock if additional shares are later issued.

Could the authorization of additional shares have any adverse effect on the Company's stockholders?
______________________________________________________________

Future issuances of shares of common stock or securities convertible into common stock would have the effect of diluting the voting rights and could have the effect of diluting earnings per share and book value per share of existing stockholders. In addition, the availability of additional shares of common stock for issuance could discourage or make more difficult efforts to obtain control of the Company.

Why does the Board want to increase the authorized stock?
_________________________________________________________

The Board of Directors believes it is in the best interest of the Company to provide the Company with the flexibility to issue additional shares of common stock for proper corporate purposes. If the amendment is approved, the Company would be authorized to issue the additional authorized capital stock for any valid corporate purposes that the Board of Directors from time to time deems necessary or advisable.

The Company continues to need capitalization. Although we have no current plans to issue any of the additional shares, increasing the number of authorized shares will help us to meet future business and financial needs, as well as permit stock splits and stock dividends should we determine that they are advisable in the future.

When would this amendment become effective?
___________________________________________

The Board of Directors has unanimously authorized this amendment and voted to recommend it to the Company's stockholders. If approved by the stockholders, the amendment will become effective upon filing an appropriate certificate with the Delaware Secretary of State.

_____________________

WE RECOMMEND THAT YOU VOTE FOR THE ADOPTION OF THIS PROPOSAL

CXII 2002 Annual Meeting Proxy				Page 8

PROPOSED APPROVAL OF THE COMPANY'S
SHORT TERM INCENTIVE PLAN	                  (PROPOSAL NUMBER 3)

What am I voting on?
____________________

The Commodore Applied Short Term Incentive Plan (the "Short Term Incentive Plan") was adopted by the Compensation, Stock Options and Benefits Committee (the "CSOB Committee") of our Board of Directors on April 10, 2003. The committee adopted the Short Term Incentive Plan subject to shareholder approval so that the payment of any bonus awards thereunder to our Chief Executive Officer and our four other most highly compensated executive officers (within the meaning of Section 162(m)) would be fully deductible as "performance-based" compensation under Section 162(m), as further described below. We are therefore submitting the Short Term Incentive Plan for shareholder approval under Section 162(m).

The following summary of the material terms of the Short Term Incentive Plan is qualified in its entirety by reference to the full text of the Short Term Incentive Plan, a copy of which is attached as Appendix A to this proxy statement and incorporated herein by reference. Please refer to Appendix A for more detailed information.

What is the purpose of the Short Term Incentive Plan?
_____________________________________________________

The primary purpose of the Short Term Incentive Plan is to enhance our ability and the ability of our affiliates to attract, motivate and retain individuals of exceptional managerial talent upon whom, in large measure, our sustained progress, growth and profitability depend.

Who will administer and monitor the Short Term Incentive Plan?
______________________________________________________________

The committee is responsible for administering the Short Term
Incentive Plan. The majority of the membership of the committee are "outside directors" as defined for purpose of
Section 162(m).


Who is eligible to participate in the Short Term Incentive Plan?
________________________________________________________________

The employees who are eligible to participate in the Short Term Incentive Plan are those individuals who were designated as "officers" for purposes of Section 16 of the Securities Exchange Act of 1934 at the beginning of the bonus year (currently approximately four people), unless determined otherwise by the committee for a particular bonus year. A participant generally must be employed by us or one of our affiliates throughout the entire bonus year as a condition to receiving a bonus award, although if the participant is hired or terminates employment during the bonus year, the committee in its discretion may decide to make a pro rata bonus award if a bonus award is otherwise payable under the terms of the Short Term Incentive Plan.

What occurs to the  Short Term Incentive Plan in
the event of a change of control of the Company?
________________________________________________

In the event of a "change in control", a participant will be entitled to a minimum bonus equal to the product of (i) a pro rata portion of the participant's target annual incentive award, which will be set by the Company in advance and be less than the maximum bonus award described below and (ii) year-to-date actual performance with respect to the performance goals established by the committee for that year.

What are the steps in establishing the Bonus Pool
and Performance-Based Compensation under
Section 162(m)?
_________________________________________________

For each bonus year, the committee will establish a bonus pool of up to $4,000,000 and set performance goals, which will determine whether the bonus pool is funded for the bonus year. If none of the performance goals are satisfied, the bonus pool for the bonus year will equal $0. The performance goals may be based on the attainment of specified levels of one or any combination of the following business criteria of the Company, its affiliates or its business units, as reported or calculated by the Company: cash flows (including, but not limited


CXII 2002 Annual Meeting Proxy				Page 9
to, operating cash flow, free cash flow or cash flow return on capital); working capital; earnings per share; book value per share; operating income (including or excluding depreciation, amortization or other expenses); revenues; operating margins;
return on assets; return on equity; debt; debt plus equity; market or economic value added; stock price appreciation; total shareholder return; cost control; strategic initiatives; market share; net income; return on invested capital; improvements in capital structure; or customer satisfaction, employee satisfaction, service performance, cash management or asset management metrics. Such performance goals also may be based on the achievement of specified levels of performance under one or more of the measures described above relative to the performance of other corporations. The committee will set such performance goals prior to the beginning of each bonus year or such later time as may be permitted by Section
162(m).

How is the bonus amount  determined for each participant?
_________________________________________________________

At the beginning of each bonus year, the committee will establish for each participant a maximum bonus award, expressed as a percentage of the bonus pool for that year.
The maximum bonus award for an individual participant will not exceed 40% of the bonus pool. The total awards for all participants will not exceed 100% of the bonus pool.

How are the bonuses awarded?
____________________________

After the end of each bonus year, the committee will certify in writing whether the stated performance goal has been satisfied and determine the amount of bonus to be awarded to each participant. In determining the amount, the committee will consider the target bonus award established at the beginning of the bonus year for the participant and any other objective or subjective factors it deems appropriate. The committee may reduce but not increase the maximum bonus award for any individual participant.

How are the bonus awards paid?
______________________________

All bonus awards will be paid in cash at such times and on such terms as are determined by the committee.

How long will the bonus plan remain in effect?
______________________________________________

The Short Term Incentive Plan will remain in effect until it is terminated by the committee. The committee may generally amend the Short Term Incentive Plan at any time, subject to certain Section 162(m) limitations. In addition, a participant must provide written consent to any amendment that adversely affects the participant's right to or interest in a bonus awarded prior to the date of an amendment.

Other Information
_________________

A new plan benefits table, as described in the federal proxy rules, is provided in Appendix D.

What are the US Federal Income Tax Consequences?
________________________________________________

A participant will be taxed at ordinary income rates on a bonus award, if any, in the year in which it is received. If a participant elects to defer a portion of the bonus awards to our Deferred Compensation Plan, the participant will be entitled to defer the recognition of income. Generally, and subject to the provisions of Section 162(m), we will receive a federal income tax deduction corresponding to the amount of income recognized by the participant.

If the Short Term Incentive Plan is not approved by our shareholders, bonus awards for calendar year 2003 will be discretionary but not paid under the Short Term Incentive Plan, and any discretionary bonuses paid to each of our Chief Executive Officer and our four other most highly compensated executive officers (within the meaning of Section 162(m)) may not be deductible under Section 162(m) to the extent that, when combined with other nonexempt compensation, the compensation exceeds the $1,000,000 limit for that individual.

_____________________

WE RECOMMEND THAT YOU VOTE FOR THE ADOPTION OF THIS PROPOSAL


CXII 2002 Annual Meeting Proxy				Page 10

PROPOSED APPROVAL OF THE COMPANY'S
1998 STOCK OPTION PLAN, AS AMENDED  	   (PROPOSAL NUMBER 4)

What am I voting on?
____________________

The Company's 1998 Stock Option Plan, as amended  (the "1998
Plan") was adopted by the Compensation, Stock Option and Benefits Committee (the "CSOB Committee") of our Board of
Directors on December 14, 1998.

The following summary of the material terms of the 1998 Plan is qualified in its entirety by reference to the full text of the 1998 Plan, a copy of which is attached as Appendix B to this proxy statement and incorporated herein by reference. Please refer to Appendix B for more detailed information.

Why does the Company offer a stock option plan?
_______________________________________________

The Board of Directors recognizes the value of stock incentives in assisting the Company in attracting, retaining and motivating employees and in enhancing the long-term mutuality of interest between Commodore Applied Technologies, Inc. shareholders and its employees, officers and directors.

Who will administer and monitor the 1998 Plan?
______________________________________________

The CSOB Committee is responsible for administering the 1998
Plan. The majority of the membership of the committee are "outside directors" as defined for purpose of Section 162(m).

Who may receive stock option grants?
____________________________________

The Board of Directors (the "Board") may grant stock options to directors, officers and other employees of, and consultants to, the Company and its subsidiaries. The number of grantees may vary from year to year. The number of employees who have participated in current stock plans is estimated to be approximately 35. The CSOB Committee administers the 1998 Plan and its determinations are binding upon all participants in the 1998 Plan.


How many shares can be granted under the 1998 Plan?
___________________________________________________

The maximum number of shares of the Company's common stock that may be issued under the 1998 Plan is 15,000,000. The original number of shares of the Company's common stock issuable under the 1998 Plan was 4,000,000. The Board of Directors increased the maximum number of shares of the Company's common stock that may be issued under the 1998 Plan to 5,000,000 on November 10, 1999, to 10,000,000 on December
14, 2001 and to 15,000,000 on May 30, 2002.  The market value of the securities underlying the options was $236,675.00 as of July 24, 2003. The market value represents the number of available for issuance under the 1998 Plan multiplied by the closing price of the underlying common stock as reported on the OTC Bulletin Board as of July 24, 2003, without any deduction for the exercise price payable upon exercise of the options.

How many shares have been issued or reserved
for existing options under the 1998 Plan?
____________________________________________

The Board has currently issued, or reserved to be issued on the exercise of current options 8,531,458 shares of the Company's common stock under the 1998 Plan. Accordingly, a total of 5,637,000 shares of the Company's common stock remain available for issuance under the 1998 Plan.

What happens to cancelled or terminated stock options?
______________________________________________________

Any shares of common stock subject to an award, which for any reason are canceled, terminated or otherwise settled without the issuance of any common stock, are again available for awards under the 1998 Plan. If payment for an award or the satisfaction of related withholding tax liabilities is effected through the surrender of common stock or the withholding of common stock, the number of shares of common stock available for awards under the 1998 Plan shall be increased by the number of shares of common stock so surrendered or withheld. The shares may be unissued shares or treasury stock.


CXII 2002 Annual Meeting Proxy				Page 11

What happens to the 1998 Plan in the event of
events effecting the Company's common stock?
_____________________________________________

If there is a stock split, stock dividend, recapitalization, spin-off, exchange or other similar corporate transaction or event affecting the Company's common stock, appropriate adjustments may be made by the CSOB Committee in the number of shares issuable in the future and in the number of shares and price under all outstanding grants made before the event. Unless the CSOB Committee shall determine otherwise, all outstanding options become immediately exercisable in the event of a change- in-control of the Company.

How are participants granted options under the 1998 Plan?
________________________________________________________

The Board may grant any participants nonqualified stock options. The option price of either a nonqualified stock option or an incentive stock option will be not less than the fair market value of the common stock on the date of the grant. To exercise an option, an employee may pay the option price in cash, or if permitted by the CSOB Committee, by withholding shares otherwise issuable on exercise of the option or by delivering other shares of common stock, if such shares have been owned by the optionee for at least six months. The term of each option will be fixed by the CSOB Committee but may not exceed ten years from the date of grant. The CSOB Committee will determine the time or times when each option is exercisable. Options may be made exercisable in installments, and the CSOB Committee may accelerate the exercisability of options.

Can Directors receive stock option grants?
__________________________________________

In the discretion of the Board, non-employee directors may participate in the 1998 Plan.

Other Information
_________________

Except as permitted by the Board, awards under the 1998 Plan are not transferable except by will or under the laws of descent and distribution. The Board may terminate the 1998 Plan at any time but such termination shall not affect any stock options then outstanding under the 1998 Plan. Unless terminated by action of the Board, the 1998 Plan will continue in effect until December 15, 2008, but awards granted prior to such date will continue in effect until they expire in accordance with their original terms. The Board may also amend the 1998 Plan as it deems advisable. Amendments which (1) materially modify the requirements for participation in the 1998 Plan, (2) increase the number of shares of the Company's common stock subject to issuance under the 1998 Plan, or (3) change the minimum exercise price for stock options as provided in the 1998 Plan, must be submitted to shareholders for approval.

Federal Income Tax Consequences
_______________________________

With respect to the grant of non-qualified stock options, the person receiving an option will recognize no income on receipt thereof. Upon the exercise of the option, the optionee will recognize ordinary income in the amount of the difference between the option price and the fair market value of the shares on the date the option is exercised. The Company generally will receive an equivalent deduction at that time.

How many options were granted in 2002 under the 1998 Plan?
__________________________________________________________

On October 2, 2002 the Board granted non-qualified stock options under the 1998 Plan for 6,847,217 shares at the fair market value and price of $0.07 per share to 21 employees, including shares to three of our current officers, of which
O. Mack Jones received an award for 1,759,375 shares, Shelby
T. Brewer received an award for 865,200 shares and James M. DeAngelis received an award for 841,688 shares. See "Executive Compensation" for further information about our officers. A new plan benefits table regarding the 1998 Plan is set forth in Appendix D to this proxy statement.

What if the 1998 Plan is not ratified by the Shareholders?
__________________________________________________________

If the Shareholders do not ratify the 1998 Plan, all stock options previously granted under the 1998 Plan will remain outstanding in accordance with their terms. In addition, the CSOB Committee may elect to issue new options in accordance with the terms of the 1998 Plan.
_____________________

WE RECOMMEND THAT YOU VOTE FOR THE RATIFICATION OF THIS PROPOSAL

CXII 2002 Annual Meeting Proxy				Page 12

PROPOSED APPROVAL OF THE PERFORMANCE GOALS AND INCENTIVE
COMPENSATION FOR THE CHIEF EXECUTIVE OFFICER    (PROPOSAL NUMBER 5)

What am I voting on?
____________________

At the annual meeting, you will be asked to approve the material terms of the performance goals established by the Compensation, Stock Option and Benefits Committee (the "CSOB Committee") with respect to fiscal 2003 incentive compensation awards outside of the Company's 1998 Stock Option Plan, as amended (the "1998 Plan"), for the Company's Chief Executive Officer (Mr. Shelby T. Brewer).

Why is the Company proposing to grant fiscal 2003 incentive
compensation awards to the CEO outside of the 1998 Plan?
___________________________________________________________

The Board of Directors of the Company has elected to award performance based stock options outside of the 1998 Plan subject to shareholder approval. The Board of Directors recognizes the value of performance based stock incentives in assisting the Company in attracting, retaining and motivating executives and in enhancing the long-term mutuality of interest between Commodore Applied Technologies, Inc. shareholders and its employees, officers and directors. In order to maintain a Company target of 50% of all Stock Options listed to non-executives and directors under the 1998 Plan, the Company has elected to grant the incentive compensation options to the Chief Executive Officer outside of the 1998 Plan and subject to certain performance criteria.

Why set performance goals for this award?
_________________________________________

Section 162(m) of the Internal Revenue Code disallows deductions for publicly-held corporations with respect to compensation in excess of $1,000,000 paid to certain executive officers. However, compensation payable solely on account of attainment of one or more performance goals is not subject to this deduction limitation if:

  * the performance goals are objective, pre-established and determined by a compensation committee comprised of a majority of outside directors,

  * the material terms of the performance goals under which the compensation is to be paid are disclosed to the shareholders and approved by a majority vote, and

  * the compensation committee certifies that the performance goals and other material terms were in fact satisfied before the compensation is paid.

Why does this need shareholder approval?
________________________________________

The purpose of seeking shareholder approval of the Chief
Executive Officer's incentive compensation award is to meet the requirements of Section 162(m).

What number of votes is required for approval of this proposal?
_______________________________________________________________

To be approved, this matter must receive the affirmative vote of a majority of the shares present (in person or by proxy) at the meeting and entitled to vote on such matter. Broker non-votes will not be counted as present and shall not be entitled to vote on this proposal.

What are the performance goals for this incentive awardment?
____________________________________________________________

On October 2, 2002, the Company's CSOB Committee established performance goals for the Chief Executive Officer's fiscal 2003 incentive compensation award payable in the form of stock options for shares of the Company's common stock to the Chief Executive Officer if the goals are achieved. The performance goals and the stock options payable outside of the Company's 1998 Plan for fiscal 2003 are as follows:

CXII 2002 Annual Meeting Proxy				Page 13

1.) The obtainment of a waste-processing contract in one or all of the following locations: Idaho, Tennessee, Utah, and Washington State, utilizing the Company's solvated electron technology ("SET") technology in fiscal year 2003; or

2.) The obtainment of a radioactive sodium-processing contract utilizing the Company's SET technology in fiscal year 2003; or

3.) The obtainment of a multi-year engineering contract for providing engineering services through the Company's subsidiary, Commodore Advanced Sciences, Inc. in fiscal year
2003.

THE SATISFACTION OF ANY OF THE ABOVE MENTIONED PERFORMANCE
CRITERIA, SINGLY OR COLLECTIVELY, WILL RESULT IN THE
IMMEDIATE AWARD AND VESTING OF AN OPTION TO THE CHIEF
EXECUTIVE OFFICER TO PURCHASE 2,000,000 SHARES OF THE
COMPANY'S COMMON STOCK AT 100% OF CLOSING PRICE OF THE
COMMON STOCK AS TRADED ON THE OTCBB ON THE DATE OF THE AWARD.


What is the amount of the incentive award?
__________________________________________

The Compensation Committee has determined the actual amount of incentive compensation to be awarded to the Chief Executive Officer in fiscal 2003 based on his individual contribution, and achievement of any of the foregoing goals to be a non-qualifed stock option to purchase two million (2,000,000) shares of the Company's common stock outside of the Company's 1998 Plan. The market value of the securities underlying the options was $50,000.00 as of July 24, 2003. The market value represents the number of shares available for issuance under the fiscal 2003 incentive compensation award multiplied by the closing price of the underlying common stock as reported on OTC Bulletin Board as of July 24, 2003, without any deduction for the exercise price payable upon exercise of the option. A new plan benefits table with respect to the proposed award is included in Appendix D.



What are the terms and conditions of the incentive award?
_________________________________________________________

The exercise price of the option will be 100% of the closing price of the Company's common stock on the day of the CSOB Committee's determination that the Chief Executive Officer has met the goal(s). The option, once awarded, will be 100% vested and exercisable.

Federal Income Tax Consequences
_______________________________

Assuming the shareholders approve the material terms of the performance goals as described herein, the Company believes that any such incentive compensation award to the Chief Executive Officer will qualify as performance-based compensation that will be deductible from the Company's gross income for federal income tax purposes upon exercise by the Chief Executive Officer. The Chief Executive Officer will recognize no income on receipt of the option. Upon the exercise of the option, the Chief Executive Officer will recognize ordinary income in the amount of the difference between the option price and the fair market value of the shares on the date the option is exercised.


Who  will administer and monitor the performance  based  stock options?
______________________________________________________________

The CSOB Committee is responsible for administering the performance based options issued outside the 1998 Plan. The majority of the membership of the committee are "outside directors" as defined for purpose of Section 162(m).



_____________________

WE RECOMMEND THAT YOU VOTE FOR THE APPROVAL OF THIS PROPOSAL

CXII 2002 Annual Meeting Proxy				Page 14

PROPOSED APPROVAL OF THE PERFORMANCE GOALS AND INCENTIVE
COMPENSATION FOR THE CHIEF FINANCIAL OFFICER   (PROPOSAL NUMBER 6)

What am I voting on?
____________________

At the annual meeting, you will be asked to approve the material terms of the performance goals established by the Compensation, Stock Option and Benefits Committee (the "CSOB Committee") with respect to fiscal 2003 incentive compensation awards outside of the Company's 1998 Stock Option Plan, as amended (the "1998 Plan"), for the Company's Chief Financial Officer (Mr. James M. DeAngelis).

Why is the Company proposing to grant fiscal 2003 incentive
compensation awards to the Chief Financial Officer outside of the 1998 Plan?
_____________________________________________________________

The Board of Directors of the Company has elected to award performance based stock options outside of the 1998 Plan subject to shareholder approval. The Board of Directors recognizes the value of performance based stock incentives in assisting the Company in attracting, retaining and motivating executives and in enhancing the long-term mutuality of interest between Commodore Applied Technologies, Inc. shareholders and its employees, officers and directors. In order to maintain a Company target of 50% of all Stock Options listed to non-executives and directors under the 1998 Plan, the Company has elected to grant the incentive compensation options to the Chief Financial Officer outside of the 1998 Plan and subject to certain performance criteria.

Why set performance goals for this award?
_________________________________________

Section 162(m) of the Internal Revenue Code disallows deductions for publicly-held corporations with respect to compensation in excess of $1,000,000 paid to certain executive officers. However, compensation payable solely on account of attainment of one or more performance goals is not subject to this deduction limitation if:

  * the performance goals are objective, pre-established and determined by a compensation committee comprised of a majority of outside directors,

  * the material terms of the performance goals under which the compensation is to be paid are disclosed to the shareholders and approved by a majority vote, and

  * the compensation committee certifies that the performance goals and other material terms were in fact satisfied before the compensation is paid.

Why does this need shareholder approval?
________________________________________

The purpose of seeking shareholder approval of the Chief
Financial Officer's incentive compensation award is to meet the requirements of Section 162(m).

What number of votes is required for approval of
this proposal?
________________________________________________

To be approved, this matter must receive the affirmative vote of a majority of the shares present (in person or by proxy) at the meeting and entitled to vote on such matter. Broker non-votes will not be counted as present and shall not be entitled to vote on this proposal.

What are the performance goals for this incentive awardment?
____________________________________________________________

On October 2, 2002, the Company's CSOB Committee established performance goals for the Chief Financial Officer's fiscal 2003 incentive compensation award payable in the form of stock options for shares of the Company's common stock to the Chief Financial Officer if the goals are achieved. The performance goals and the stock options payable outside of the Company's 1998 Plan for fiscal 2003 are as follows:

CXII 2002 Annual Meeting Proxy				Page 15

1.) The obtainment of a waste-processing contract in one or all of the following locations: Idaho, Tennessee, Utah, and Washington State, utilizing the Company's solvated electron technology ("SET") technology in fiscal year 2003; or

2.) The obtainment of a radioactive sodium-processing contract utilizing the Company's SET technology in fiscal year 2003; or

3.) The obtainment of a multi-year engineering contract for providing engineering services through the Company's subsidiary, Commodore Advanced Sciences, Inc. in fiscal year
2003.

THE SATISFACTION OF ANY OF THE ABOVE MENTIONED PERFORMANCE
CRITERIA, SINGLY OR COLLECTIVELY, WILL RESULT IN THE
IMMEDIATE AWARD AND VESTING OF AN OPTION TO THE CHIEF
FINANCIAL OFFICER TO PURCHASE 1,000,000 SHARES OF THE
COMPANY'S COMMON STOCK AT 100% OF CLOSING PRICE OF THE
COMMON STOCK AS TRADED ON THE OTCBB ON THE DATE OF THE AWARD.


What is the amount of the incentive award?
__________________________________________

The Compensation Committee has determined the actual amount of incentive compensation to be awarded to the Chief Financial Officer in fiscal 2003 based on his individual contribution, achievement of any of the foregoing goals to be a non-qualified stock option to purchase one million (1,000,000) shares of the Company's common stock outside of the Company's 1998 Plan. The market value of the securities underlying the options was $25,000.00 as of July 24, 2003. The market value represents the number of shares available for issuance under the fiscal 2003 incentive compensation award multiplied by the closing price of the underlying common stock as reported on OTC Bulletin Board as of July 24, 2003, without any deduction for the exercise price payable upon exercise of the option. A new plan benefits table with respect to the proposed award is included in Appendix D.

What are the terms and conditions of the incentive award?
_________________________________________________________

The exercise price of the option will be 100% of the closing price of the Company's common stock on the day of the CSOB Committees determination that the Chief Financial Officer has met the goal(s). The option, once awarded, will be 100% vested and exercisable. The option will expire on December 14, 2008.

Federal Income Tax Consequences
_______________________________

Assuming the shareholders approve the material terms of the performance goals as described herein, the Company believes that any such incentive compensation award to the Chief Financial Officer will qualify as performance-based compensation that will be deductible from the Company's gross income for federal income tax purposes upon exercise by the Chief Financial Officer of the option. The Chief Financial Officer will recognize no income on receipt of the Option. Upon the exercise of the option, the Chief Financial Officer will recognize ordinary income in the amount of the difference between the option price and the fair market value of the shares on the date the option is exercised.


Who  will  administer  and monitor the performance  based  stock options?
________________________________________________________________

The CSOB Committee is responsible for administering the performance based options issued outside the 1998 Plan. The majority of the membership of the committee are "outside directors" as defined for purpose of Section 162(m).





_____________________

WE RECOMMEND THAT YOU VOTE FOR THE APPROVAL OF THIS PROPOSAL

CXII 2002 Annual Meeting Proxy				Page 16

RATIFICATION OF APPOINTMENT
OF INDEPENDENT ACCOUNTANTS			(PROPOSAL 7)


What am I voting on?
____________________

The board of directors recommends that stockholders vote
"for" ratification of the appointment of Tanner + Co. as the company's independent accountants for fiscal 2003.


What services does the independent accountant provide?
______________________________________________________

The Audit Committee of the Company has appointed Tanner + Co. as the Company's independent accountants for the fiscal year ending December 31, 2003. Tanner + Co. has served as the Company's independent accountants since 1999. Services provided to the Company and its subsidiaries by Tanner + Co. in fiscal 2002 included the examination of the Company's consolidated financial statements, limited reviews of quarterly reports, services related to filings with the Securities and Exchange Commission and consultations on various tax matters.

Will the independent auditors be present at the Annual
Meeting?
______________________________________________________

A representative(s) of Tanner + Co. will be present at the annual meeting to respond to appropriate questions and to make such statements as they may desire.

How many votes are necessary to ratify Tanner + Co. as the
Company's independent accountants for fiscal 2003?
__________________________________________________________

Ratification of the appointment of Tanner + Co. as the Company's independent accountants for fiscal 2003 will require the affirmative vote of a majority of the shares of Common Stock represented in person or by proxy and entitled to vote at the annual meeting. In the event stockholders do not ratify the appointment of Tanner + Co., the appointment will be reconsidered by the Audit Committee and the Board of Directors.



What fees did the Company pay to Tanner + Co. for services
provided in fiscal 2002?
__________________________________________________________

Tanner + Co. has billed the Company the following amounts for professional services rendered during 2002:

AUDIT FEES: $48,578, in the aggregate, for the audit of the Company's and its subsidiaries' annual financial statements for the fiscal 2002 and the reviews of the interim financial statements included in the Company's Forms 10-Q filed during the fiscal 2002; and

ALL OTHER FEES: $12,660, in the aggregate, for all services other than those covered above under "Audit Fees". "All Other Fees" consist primarily of tax compliance and consulting services, benefit plan audits, assistance in the assessment of impending accounting pronouncements, and due diligence services for the fiscal year 2001. Tax services and the associated billings have not been finalized for the year 2002 but are expected to be approximately the same amount as in fiscal year 2001 ($11,600).

Additionally, the Company paid $5,602, in the aggregate, to Tanner + Co. for services primarily related to the dissolution of the Company's 81% ownership of Dispute
Resolution Management, Inc. in 2002.

Tanner + Co. did not bill any fees for any of the financial information systems design and implementation services described in Paragraph (c)(4)(ii) of Rule 2-01 of Regulation
S-X.


_____________________

WE RECOMMEND THAT YOU VOTE FOR THE RATIFICATION OF THIS PROPOSAL

CXII 2002 Annual Meeting Proxy				Page 17

EXECUTIVE COMPENSATION
_________________________________________________________________

The following table sets forth the amount of all compensation paid by the Company and/or its affiliates and allocated to the Company's operations for services rendered during each of 2002, 2001, and 2000 to all persons serving as the Company's Chief Executive Officer during 2002, and to each of the Company's four most highly compensated Executive Officers other than the Chief Executive Officer whose total salary and bonus compensation exceeded $100,000 during any such year.


                                   SUMMARY COMPENSATION TABLE



                           Annual Compensation                        Long-Term Compensation
		    __________________________________   ___________________________________________

                                                Other                Securities
                                                Annual   Restricted    Under-     LTIP     All Other
					       Compen-	   Stock       Lying      Pay-      Compen-
Name and Prinicpal	       Salary   Bonus   sation    Award(s)    Options     outs      sation
      Position         Year      ($)     ($)	 ($)       ($)         (#)         ($)        ($)
        (a)             (b)      (c)     (d)     (e)       (g)         (g)         (h)        (i)
__________________     ____    ______   _____  _______   __________   _______     ____     ________

Shelby T.              2002    69,677(2)  -0-    -0-        -0-     2,865,200(3)   -0-      30,000(4)
Brewer, Ph.D.(1)       2001    90,317(2)  -0-    -0-        -0-       200,000(3)   -0-         -0-
Chief Executive        2000    58,707(2)  -0-    -0-        -0-       640,000(3)   -0-         -0-
Officer

Paul E.                2002       -0-     -0-    -0-        -0-     1,181,925(6)   -0-         -0-
Hannesson              2001    77,242(5)  -0-    -0-        -0-            -0-     -0-         -0-
Former Chief           2000   358,934(5)  -0-    -0-        -0-            -0-     -0-         -0-
Executive Officer

James M.               2002   114,175(8)  -0-    -0-        -0-     1,841,688(9)   -0-         -0-
DeAngelis(7)           2001   164,368(8)  -0-    -0-        -0-       300,000(9)   -0-         -0-
Senior Vice            2000   147,614(8)  -0-    -0-        -0-            -0-     -0-         -0-
President &
Chief Financial Officer


William E.             2002       -0-     -0-    -0-        -0-            -0-     -0-         -0-
Ingram                 2001    20,645(10) -0-    -0-        -0-            -0-     -0-         -0-
Former Vice            2000   147,842(10) -0-    -0-        -0-        100,000(11) -0-         -0-
President & Controller


O. Mack                2002   110,019(13) -0-    -0-        -0-      1,759,375(14) -0-         -0-
Jones(12)              2001   134,805(13) -0-    -0-        -0-        100,000(14) -0-         -0-
President              2000   143,755(13) -0-    -0-        -0-            -0-     -0-         -0-
Advanced Sciences


Peter E Harrod         2002       -0-     -0-    -0-        -0-            -0-     -0-         -0-
Former President       2001    49,460(15) -0-    -0-        -0-            -0-     -0-         -0-
Advanced Sciences      2000   187,036(15) -0-    -0-        -0-         200,000(16)-0-         -0-



	(1)  Mr. Brewer served as Chief Executive Officer and
	     President of Solutions and a director of the Company since April 2000. Mr. Brewer assumed the positions of Chairman, Chief Executive Officer and President of the Company as of January 15, 2001.

        (2) Represents the amount of Mr. Brewer's base salary paid by the Company. Mr. Brewer's base salary for 2002 was $250,000 of which $184,231 was originally deferred until December 31, 2002, and remains unpaid as of July 24, 2003. Mr. Brewer's base salary for 2001was $250,000 of which $160,000 was originally deferred until December 31, 2001, and remains unpaid as of July 24, 2003. Mr. Brewer's base salary for 2000 was $90,000.

	(3) Represents shares of common stock underlying stock options granted to Mr. Brewer by the Company in his capacity as an officer and director of the Company. Mr. Brewer canceled prior options for 840,000 shares of common stock voluntarily on October 2, 2002.

	(4) Represents a $1,000,000 Life Insurance Policy in the name of Shelby T. Brewer paid on behalf of Mr. Brewer by the Company.

	(5) Represents the amount of Mr. Hannesson's base salary paid by the Company. The Company previously recorded a liability for $344,000 representing amounts owed to Mr. Hannesson under his employment contract, but deferred per agreement. The deferred salary amount was used by Mr. Hannesson to offset a portion of the exercise price and taxes with respect to Mr. Hannesson's stock option exercise of 830,000 stock options in July 2000. See "Certain Relationships and Related Transactions-Services Agreement." Mr. Hannesson was replaced by Shelby T. Brewer effective January 15, 2001. Mr. Hannesson remains a director of the Company.

	(6) Represents shares of common stock underlying stock options granted to Mr. Hannesson by the Company in his capacity as an officer and director of the Company. Mr. Hannesson canceled prior options for 2,147,500 shares of common stock voluntarily on October 2, 2002.

	(7) Mr. DeAngelis served as Vice President and Treasurer of the Company from July 1998 to December 1999 and as Sr. Vice President, Chief Financial and Administrative Officer, Treasurer and Secretary from December 1999 to present.

	(8) Represents the amount of Mr. DeAngelis' base salary paid by the Company. Mr. DeAngelis' total base salary for 2002 was $165,000 of which $55,985 was originally deferred until December 31, 2002, and remains unpaid as of July 24, 2003. Mr. DeAngelis' total base salary for 2001 was $165,000 of which $33,000 was originally deferred until December 31, 2002, and remains unpaid as of July 24, 2003. Mr. DeAngelis' base salary for 2000 was $165,000.

	(9) Represents shares of common stock underlying stock options granted to Mr. DeAngelis by the Company in his capacity as an officer of the Company. Mr. DeAngelis canceled prior options for 681,250 shares of common stock voluntarily on October 2, 2002.

	(10) Represents the amount of Mr. Ingram's base salary paid by the Company. Mr. Ingram's total annual base salary for 2001 and 2000 was $150,000. Mr. Ingram resigned his management position effective January 12, 2001.

	(11) Represents shares of common stock underlying stock options granted to Mr. Ingram by the Company in his capacity as an officer of the Company. Mr. Ingram resigned his management position effective January 12, 2001.

	(12) Mr. Jones served as Vice President and Field Operations Manager of Solutions from April 1998 to January 2001 and as President of Advanced Sciences from February 2001 to present.

	(13) Represents the amount of Mr. Jones' base salary paid by the Company. Mr. Jones' total base salary for 2002 was $165,000 of which $60,581 originally deferred until December 31, 2002, and remains unpaid as of July 24, 2003. Mr. Jones' total base salary for 2001 was $165,000 of which $33,000 originally deferred until December 31, 2001, and remains unpaid as of July 24, 2003. Mr. Jones' base salary for 2000 was $150,000.

	(14) Represents shares of common stock underlying stock options granted to Mr. Jones the Company in his capacity as an officer of the Company. Mr. Jones canceled prior options for 437,500 shares of common stock voluntarily on October 2, 2002.

	(15) Represents the amount of Mr. Harrod's base salary paid by the Company, through its wholly owned subsidiary, Advanced Sciences. Mr. Harrod's total base salary for 2001 and 2000 was $190,000. Mr. Harrod resigned his management position effective February 28, 2001.

	(16) Represents shares of common stock underlying stock options granted to Mr. Harrod by the Company in his capacity as an officer of the Company. Mr. Harrod resigned his management position effective February 28, 2001.

CXII 2002 Annual Meeting Proxy					Page 19

STOCK OPTIONS

The following table sets forth certain information concerning options granted during the year ended December 31, 2002 to the individuals listed in the Summary Compensation Table pursuant to the Company's 1998 Stock Option Plan, as amended, (the "1998 Plan") and to certain individuals outside of the 1998 Plan. The Company has no outstanding stock appreciation rights and granted no stock appreciation rights during the year ended December 31, 2002.

                                OPTION GRANTS IN LAST FISCAL YEAR

                                        INDIVIDUAL GRANTS
                 __________________________________________________________
                                                                                POTENTIAL REALIZABLE
                                                                                 VALUE AT ASSUMED
                 NUMBER OF         PERCENT OF                                     ANNUAL RATES OF
		 SECURITIES      TOTAL OPTIONS   EXERCISE OF                 STOCK PRICE APPRECIATION
                UNDERLYING        GRANTED TO        BASE                               FOR
                  OPTIONS        EMPLOYEES IN       PRICE    EXPIRATION          OPTION TERM (6)
      NAME       GRANTED (#)     FISCAL YEAR (5)  ($/SHARE)    DATE            5% ($)      10%($)
       (a)          (b)               (c)           (d)         (e)            (f)          (g)
_____________   ____________     _______________  _________  __________        _______________________

Shelby T. Brewer    2,865,200(1)     29.10%         0.07     12/14/08           18,844     76,302

James M. DeAngelis  1,841,688(2)     18.70%         0.07     12/14/08           12,113     49,045

O. Mack Jones       1,759,375(3)     17.87%         0.07     12/14/08           11,571     46,853

Paul E. Hannesson   1,181,925(4)     12.00%         0.07     12/14/08            7,773     31,475


	(1) Options to purchase 865,200 shares of common stock were issued on October 2, 2002 as part of the 1998 Plan of which 100% vested upon issuance. Additionally, Options to purchase 2,000,000 shares of common stock may be issued, subject to certain performance criteria, outside of the 1998 Plan of which 100% will vest upon the achievement of any of certain performance criteria established by the Company's Compensation, Stock Options and Benefits Committee. Prior to the issuance of new options on October 2, 2002, existing options to purchase 840,000 shares of common stock were voluntarily cancelled by the individual.

	(2) Options to purchase 841,688 shares of common stock were issued on October 2, 2002 of which 100% vested upon issuance. Additionally, Options to purchase 1,000,000 shares of common stock may be issued, subject to certain performance criteria, outside of the 1998 Plan of which 100% will vest upon the achievement of any of certain performance criteria established by the Company's Compensation, Stock Options and Benefits Committee. Prior to the issuance of new options on October 2, 2002, existing options to purchase 681,250 shares of common stock were voluntarily cancelled by the individual.

	(3) Options to purchase 1,759,375 shares of common stock were issued on October 2, 2002 of which 100% vested upon issuance. Prior to the issuance of new options on October 2, 2002, existing options to purchase 437,500 shares of common stock were voluntarily cancelled by the individual.

	(4) Options to purchase 1,181,925 shares of common stock were issued on October 2, 2002 of which 100% vested upon issuance. Prior to the issuance of new options on October 2, 2002, existing options to purchase 2,147,500 shares of common stock were voluntarily cancelled by the individual.

	(5)  Percentages based on 9,847,218 stock options granted
	     (the 1998 Plan and outside the 1998 Plan) during the year ended December 31, 2002.

	(6) The closing price for the Company's common stock on December 31, 2002 was $0.06. The closing price is used for all the subsequent stock appreciation calculations.


CXII 2002 Annual Meeting Proxy					Page 20

The following table sets forth certain information concerning the exercise of options and the value of unexercised options held under the 1998 Plan and outside of the 1998 Plan at December 31, 2002 by the individuals listed in the Summary Compensation Table.


     AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES



        	                                 NUMBER OF
					    SECURITIES UNDERLYING   VALUE OF UNEXERCISED
  					     UNEXERCISED OPTIONS    IN-THE-MONEY OPTIONS
		    SHARES	  VALUE      AT FISCAL YEAR-END(#)    AT FISCAL YEAR-END($)
		  ACQUIRED ON    REALIZED  	EXERCISABLE/		EXERCISABLE/
NAME               EXERCISE (#)   ($)(1)       UNEXERCISABLE	       UNEXERCISABLE(2)
(a)		      (b)           (c)             (d)                    (e)
________________  _____________  ________  _______________________   ______________________

Shelby T. Brewer      -0-         -0-         865,200 / 2,000,000           -0- /-0-

Paul E. Hannesson     -0-         -0-       1,181,925 / -0-                 -0- /-0-

James M. DeAngelis    -0-         -0-         841,688 / 1,000,000	    -0- /-0-

O. Mack Jones         -0-         -0-       1,759,375 / -0-   		    -0- /-0-



	(1)	Represents the difference between the last reported sale
	        price of the Common Stock on December 31, 2002 ($0.06), and the exercise price of the option ($0.07) multiplied by the applicable number of options exercised.

	(2)	Represents the difference between the exercise price and
	        the closing price on December 31, 2002, multiplied by the applicable number of securities.



CXII 2002 Annual Meeting Proxy					Page 21

Securities  Authorized for Issuance Under Equity Compensation Plans
___________________________________________________________________

The following table reflects the number of shares of our common stock that, as of July 24, 2003, were outstanding and available for issuance under compensation plans that have previously been approved by our stockholders as well as compensation plans that have not previously been approved by our stockholders.

         	                                            Number of Securities
                	                                     Remaining Available
	                    Number of        Weighted-       for
        	            Securities to    Average         Future Issuance
                	    be               Exercise Price  Under
	                    Issued Upon      of              Equity Compensation
        	            Exercise of      Outstanding     Plans (Excluding
                	    Outstanding      Options,        Securities Reflected
	                    Options,         Warrants and    in Column (a)
        	            Warrants and     Rights ($)
                	    Rights


Plan Category       	       (a)              (b)             (c)
Equity Compensation Plans
Approved by Security
Holders  ......                 0                0.00            0

Equity
Compensation Plans
not Approved by
Security
Holders (1) (2)
(3)....			     11,531,458		 0.06		 6,468,542


Total..........              11,531,458          0.06            6,468,542


___________________________

	1.   Consists of options issuable under the 1998 Stock Option
	     Plan, as amended.

	2. Includes options to purchase a total of 3,426,500 shares issued to Mr. Brewer, Mr. DeAngelis, Mr. Jones, Mr. Hannesson and Mr. Blum in October 2002 so long as they remain eligible participants under the 1998 Stock Option Plan, as amended. See Ten-Year Option Repricings in this Proxy Statement.

	3.   Consists of options issuable outside of the 1998 Stock
	     Option Plan, as amended, to the Chief Executive Officer and the Chief Financial Officer, subject to certain performance criteria. See Proposal Number 3 and Proposal Number 4 in this Proxy Statement.

The following is a brief description of the material features of the equity compensation plans not approved by our stockholders that are reflected in the chart above.

On December 14, 1998, our Board of Directors approved the adoption of the 1998 Stock Option Plan, as amended. The purpose of this plan is to advance the interests of our stockholders by enhancing our ability to attract, retain and motivate persons who make important contributions to the Company by providing them with equity ownership opportunities and performance-based incentives that better align their interests with those of our stockholders. A total of 15,000,000 shares of our common stock, subject to adjustment in the event of a stock split or similar event, is issuable to our consultants, advisors and employees, officers and directors. A total of 10,000,000 shares of our common stock have been duly registered under the Company's S-8 filings under the Plan. The remaining 5,000,000 shares have been approved by the directors for issuance under the Plan but have yet to be registered under an S-8 filing. The plan provides for the granting of non-qualified options.


CXII 2002 Annual Meeting Proxy				Page 22

     Ten Year Option Repricings
     __________________________

     The following table sets forth information regarding options held by the Commodore Named Executive Officers and Directors that were voluntarily surrendered by such persons, after which the Company issued new options to such persons at current fair market value. The Compensation Committee approved the options exchanged in order to restore the incentive value of such options.




			      Number of									 Length of
			      Securities                                                                 Original
			      Underlying                             Exercise Price of                  Option Term
				Options    Market Price of Stock at  Option at Time of    New            At Date of
		               Repriced or   Time of Repricing          Repriced or     Exercise    Repricing or Amendment
		       Date    Amended (#)    Amendment ($)(1)         Amendment ($)    Price ($)
		       _____  ____________ ________________________  _________________  _________   ______________________

Shelby T. Brewer     10/02/02   200,000   	$0.07        		$0.288    	  (2)    	12/14/08
       		     10/02/02   500,000   	$0.07        		$1.00      	  (2)    	12/14/08
          	     10/02/02   140,000   	$0.07        		$1.06     	  (2)    	12/14/08
James M. DeAngelis   10/02/02   181,250   	$0.07        		$0.4375   	  (3)    	12/14/08
           	     10/02/02   300,000   	$0.07        		$0.288    	  (3)    	12/14/08
	             10/02/02   200,000   	$0.07        		$0.688    	  (3)    	12/14/08
O. Mack Jones	     10/02/02   187,500   	$0.07        		$0.4375   	  (4)    	12/14/08
           	     10/02/02   100,000   	$0.07        		$0.288    	  (4)    	12/14/08
          	     10/02/02   150,000   	$0.07        		$0.688    	  (4)    	12/14/08
Paul E. Hannesson    10/02/02   147,500   	$0.07        		$0.4375   	  (5)    	12/14/08
           	     10/02/02  1,000,000  	$0.07        		$0.50     	  (5)    	12/14/08
Bentley J. Blum	     10/02/02   70,000    	$0.07        		$0.4375   	  (6)    	12/14/08
	             10/02/02   70,000    	$0.07        		$1.00     	  (6)    	12/14/08

      _________________________

     (1) Represents the closing price of our common stock on October 2, 2002 as reported by the AMEX Stock Market.

     (2) In October 2002, Mr. Brewer, the Company's Chairman of the Board and Chief Executive Officer, voluntarily surrendered options to purchase 840,000 shares of our common stock, after which the Company issued to him options to purchase 840,000 shares of our common stock for the issuance of options to purchase 840,200 shares of our common stock so long as Mr. Brewer continues to be an eligible participant under the 1998 Stock Option Plan, as amended. The exercise price of the new options is equal to 100% of the fair market value of our common stock on the date of grant of the new options, as determined by the last reported sales price of our common stock as reported by the AMEX Stock Market on the date we granted the new options.

     (3)  In October 2002, Mr. DeAngelis, the Company's Chief
          Financial and Administrative Officer, Treasurer and
          Secretary, voluntarily surrendered options to purchase 681,250 shares of our common stock, after which the Company issued to him options to purchase 681,250 shares of our common stock so long as Mr. DeAngelis continues to be an eligible participant under the 1998 Stock Option Plan, as amended.
 	  The exercise price of the new options is equal to 100% of the fair market value of our common stock on the date of grant of the new options, as determined by the last reported sales price of our common stock as reported by the AMEX Stock Market on the date we granted the new options.

     (4) In October 2002, Mr. Jones, the Company's President and Chief Operating Officer, voluntarily surrendered options to purchase 437,500 shares of our common stock, after which the Company issued to him options to purchase 437,500 shares of our common stock so long as Mr. Jones continues to be an eligible participant under the 1998 Stock Option Plan, as amended. The exercise price of the new options is equal to 100% of the fair market value of our common stock on the date of grant of the new options, as determined by the last reported sales price of our common stock as reported by the AMEX Stock Market on the date we granted the new options.

CXII 2002 Annual Meeting Proxy					Page 23

     (5)  In October 2002, Mr. Hannesson, the Company's former
          Chairman of the Board and Chief Executive Officer, voluntarily surrendered options to purchase 1,147,500 shares of our common stock, after which the Company issued to him options to purchase 1,147,500 shares of our common stock so long as Mr. Hannesson continues to be an eligible participant under the 1998 Stock Option Plan, as amended. The exercise price of the new options is equal to 100% of the fair market value of our common stock on the date of grant of the new options, as determined by the last reported sales price of our common stock as reported by the AMEX Stock Market on the date we granted the new options.

     (6) In October 2002, Mr. Blum voluntarily surrendered options to purchase 140,000 shares of our common stock, after which the Company issued to him options to purchase 144,200 shares of our common stock so long as Mr. Blum continues to be an eligible participant under the 1998 Stock Option Plan, as amended. The exercise price of the new options is equal to 100% of the fair market value of our common stock on the date of grant of the new options, as determined by the last reported sales price of our common stock as reported by the AMEX Stock Market on the date we granted the new options.


CXII 2002 Annual Meeting Proxy				Page 24

COMPENSATION COMMITTEE REPORT
______________________________

Filings made by companies with the Securities and Exchange Commission sometimes "incorporate information by reference."
This means the Company is referring you to information that has been previously filed with the SEC and that this information should be considered as part of the filing you are reading. The Compensation Committee Report and Stock Performance Graph in
this proxy statement are not incorporated by reference into any other filings with the SEC.
_________________________________________________________________

What are the components of executive compensation?
__________________________________________________

Our compensation program for executives consists of three key elements:

*    Annual base salary
*    Performance based annual bonus
*    Long-term stock incentive compensation

What is the overview and philosophy of executives compensation?
______________________________________________________________

The Company's executive compensation program is designed to be linked to corporate performance and returns to stockholders. Of particular importance to the Company is its ability to grow and enhance its competitiveness for the rest of the decade and beyond. Shorter-term performance, although scrutinized by the CSOB Committee, stands behind the issue of furthering the Company's strategic goals. To this end, the Company has developed an overall compensation strategy and specific compensation plans that tie a significant portion of executive compensation to the Company's success in meeting specified performance goals.

The objectives of the Company's executive compensation program are to:

* attract, motivate and retain the highest quality executives;
* motivate them to achieve tactical and strategic objectives in a manner consistent with the Company's corporate values; and
* link executive and stockholder interests through equity-based plans and provide a compensation package that recognizes individual contributions as well as overall business results.


To achieve these objectives, the Company's executive compensation program is designed to:

* focus participants on high priority goals to increase stockholder value;
* encourage behavior that exemplifies to Company's values relating to customers, quality of performance, employees, integrity, teamwork and good citizenship;
* assess performance based on results and pre-set goals that link the business activities of each individual to the goals of the Company; and
* increase stock ownership to promote a proprietary interest in the success of the Company.

How are the Chairman of the Board and Chief Executive Officer
compensated?
_____________________________________________________________

Shelby T. Brewer, the Chairman of the Board and Chief Executive Officer of the Company, received a base salary of $250,000 of which all but $90,000 was deferred in fiscal year 2002. The members of the CSOB Committee established the amount actually received by Mr. Brewer this year as base salary for services rendered to the Company and its affiliates. In determining Mr. Brewer's salary, the CSOB Committee considered, without any particular weighting, the salaries paid to chief executive officers of comparable companies, the company's performance in terms of stock price and key financial indices compared to its peers, the performance of Mr. Brewer, and Mr. Brewer's extensive industry knowledge.

Mr. Brewer received no cash bonus for fiscal 2002 under the Officers Bonus Pool Plan. This plan pays total bonuses of up to 25% of a participant's salary. The CSOB Committee determined that no bonus was to be paid in fiscal 2002.

How are other executive officers compensated?
____________________________________________

In setting all other executive officers annual salaries, the CSOB Committee reviews an annual salary plan recommended by the Chairman and CEO. The annual salary plan is based on numerous subjective factors that include performance, merit increases and responsibility levels.


CXII 2002 Annual Meeting Proxy				Page 25

All executive officers are eligible to participate in the officer's bonus plans. Under these plans, officers are eligible to receive a bonus up to an established percent of their annual base salary, depending on the Company's performance relative to criteria established by the Compensation Committee. During fiscal 2002, based upon these objective performance assessments, no officer was awarded a bonus as reflected in the Summary Compensation Table contained elsewhere in this proxy statement.

Job performance is based on reviews compiled by one or more of the officers to whom the officer reports and such perceived relative performance and abilities when compared with other associates of the Company. Stock options are typically exercisable at a rate of 25% per year commencing on the first day of the date of the grant. Stock options are typically exercisable for ten years after the date of the grant.

COMPENSATION, STOCK OPTION AND BENEFITS COMMITTEE
_________________________________________________


The Report of the Compensation Committee on Executive Compensation shall not be deemed incorporated by reference by any general statement incorporating by reference this Annual Report into any filing under the Securities Act, or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

Does  the  Compensation Committee compare  Company  salaries  to other companies?
________________________________________________________________

Salaries are based on the Compensation Committee assessment of each officer's past performance and the expectation for future contributions in leading the Company. In addition, the Compensation Committee reviews compensation data for the retail industry and other companies similar in size. This review is not done scientifically. The Compensation Committee uses other company compensation data for information purposes only, but also considers subjective factors relating to the differences between companies.

How   are  limitations  on  the  deductibility  of  compensation handled?
________________________________________________________________

Section 162(m) of the Internal Revenue Code limits the deductibility of executive compensation paid by publicly held corporations to $1 million per employee. The $1 million limitation generally does not apply to compensation based on performance goals if certain requirements are met. The Company believes its Senior Officers' Bonus Pool Plan and Executive Officers' Bonus Plan each satisfy Section 162(m). As a result, the Company believes that the compensation paid under these plans is not subject to limits on deductibility. However, there can be no assurance that the Internal Revenue Service would reach the same conclusion.

Who prepared this report?
_________________________

This   report  has  been  furnished  by  the  members   of   the
Compensation, Stock Option and Benefits committee:

Ambassador William A. Wilson, Chair
Shelby T. Brewer, PhD.
Frank E. Coffman, PhD.
VADM Michael P. Kalleres


CXII 2002 Annual Meeting Proxy				Page 26

AUDIT COMMITTEE REPORT
_______________________

Filings made by companies with the Securities and Exchange Commission sometimes "incorporate information by reference." This means the Company is referring you to information that has been previously filed with the SEC and that this information should be considered as part of the filing you are reading. The Audit Committee Report in this proxy statement is not incorporated by reference into any other filings with the SEC.

What are the responsibilities of  the Audit Committee?
_____________________________________________________

The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors and is governed by its Charter as set forth in Exhibit C, hereto, which was adopted in March of 2000. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the committee reviewed the audited financial statements in the Annual Report with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The Audit Committee received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 and discussed with the independent accountants the independence of the independent accountants. The Audit Committee also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61.

What are the areas of focus of  the Audit Committee?
____________________________________________________

The Audit Committee reviews with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles:

*   the overall scope and plans for their respective audits,

* their judgments as to the quality, not just the acceptability, of the Company's accounting principles,

* their independence from management and the Company including matters in the written disclosures and the letter from the independent accountants required by the Independence
    Standards Board No. 1,

* and such other matters as are required to be discussed with the committee under generally accepted auditing standards.


Who are the independent members of the Audit Committee?
_______________________________________________________

Messrs. Kalleres, Coffman, and Wilson are independent audit committee members in accordance with the listing standards of the American Stock Exchange. Mr. DeAngelis is an Executive Officer of the Company, and as such, is not independent. Having Mr. DeAngelis on the committee is in the best interest of the Company because he can provide day-to-day supervision to the internal audit staff, he is readily available to address issues with management, and provides independent members insight into audit and financial matters.

What financial statements  does the  Audit
Committee review?
__________________________________________

The audit committee, as part of its Charter, reviews quarterly with management the Company's financial statements prior to filing with the Securities and Exchange Commission and discusses with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61. In addition, the committee in reliance on the reviews and discussions referred to above, has recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2002.


CXII 2002 Annual Meeting Proxy				Page 27

Who prepared this report?
_________________________

This  report  has  been furnished by the members  of  the  Audit
Committee:

VADM Michael P. Kalleres - Chair
Frank E. Coffman, PhD.
James M. DeAngelis
Ambassador William A. Wilson

What fees were paid to the Company's Principal Accountant?
__________________________________________________________

AUDIT FEES: We were billed a total of $48,578, in the aggregate, by Tanner + Co., for the audit of the Company's and its subsidiaries' annual financial statements for the fiscal 2002 and the reviews of the interim financial statements included in the Company's Forms 10-Q filed during the fiscal 2002; and

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES:
There were no fees billed by Tanner + Co. for services rendered in connection with financial information systems design and implementation services described in Paragraph
(c)(4)(ii) of Rule 2-01 of Regulation S-X. during the fiscal year ended December 31, 2002.

ALL OTHER FEES: $12,660, in the aggregate, for all services other than those covered above under "Audit Fees". "All Other Fees" consist primarily of tax compliance and consulting services, benefit plan audits, assistance in the assessment of impending accounting pronouncements, and due diligence services for the fiscal year 2001. Tax services and the associated billings have not been finalized for the year 2002 but are expected to be approximately $11,600, the same amount as in fiscal year 2001.

Additionally, the Company paid $5,602, in the aggregate, to Tanner + Co. for services primarily related to the dissolution of the Company 81% ownership of Dispute
Resolution Management, Inc. in 2002.

PRINCIPAL ACCOUNTANT INDEPENDENCE: The Audit Committee has determined that the provision of all non-audit services performed by the principal accountant were compatible with maintaining their independence.


CXII 2002 Annual Meeting Proxy				Page 28

STOCK PERFORMANCE GRAPH
________________________


This graph compares our total stockholder returns, the Standard and Poor's 500 Composite Stock Index, the Standard and Poor's Small Cap Composite Environmental Services Stock Index, the Standard and Poor's 500 Composite Environmental Services Stock Index, and the Standard and Poor's 500 Super Composite Environmental Services Stock Index. The graph assumes $100 invested at the per share closing price of the common stock of Commodore Applied Technologies, Inc. on the American Stock Exchange, from June 28, 1996 through March 6, 2003, and then on the Over the Counter Bulletin Board from that point forward.


COMMODORE ENVIRONMENTAL COMPARATIVE ANALYSIS SINCE INCEPTION
____________________________________________________________



			[GRAPH]





		06/28/1996    12/26/1997    12/25/1998  12/31/1999    12/29/2000     12/28/2001     12/27/2002
		__________    __________    __________  __________    __________     __________     __________

CXII       	100.00  	 53.93   	  5.62      14.61         4.49     	  2.34    	  1.26
S&P 500    	100.00  	139.64  	182.85     219.09  	196.87   	173.12  	130.53
S&P Small Cap   100.00  	 87.25   	 64.24      62.00   	102.29   	 87.92   	 70.85
Environmental
Services
S&P 500
Environmental   100.00  	100.82  	107.49      49.05        79.42           90.87            63.69
Services
S&P Super
Composite
Environmental   100.00  	102.84  	106.11      52.62        85.52           95.02            70.92
Services


             Comparison of initial $100 investment in various indices versus the common stock of the Company.

CXII 2002 Annual Meeting Proxy					Page 29

							STOCK OWNERSHIP
_______________________________________________________________________

The following table sets forth certain information with respect to the beneficial ownership of common stock as of December 31, 2002 by (i) each person known to the Company to be the beneficial owner of more than 5% of the outstanding shares of common stock of the Company, (ii) each Director, (iii) each individual listed in the Summary Compensation Table herein, and (iv) all executive officers and Directors of the Company as a group, as reported by such persons. Unless otherwise indicated, the owners have sole voting and investment power with respect to their respective shares.


                                       	                     Percentage of
        Name and Address of         Number of Shares           Outstanding
        Beneficial Owner(1)       Beneficially Owned(6)    Shares of Common Stock
__________________________________________________________________________________

Commodore Environmental
Services, Inc.            		8,382,302(7)       	14.20%

Credit Agricole(2)        		7,743,578(8)        	13.12%

Bentley J. Blum           		6,249,553(9)       	10.59%

Robert S. Goldsmith(3)    		5,000,000(10)      	 8.47%

Shelby T. Brewer, PhD(4)  		4,359,313(11)       	 6.98%

Tamie P. Speciale(5)                    3,145,000(12)		 5.32%

Paul E. Hannesson         		1,491,978(13)            4.35%

James M. DeAngelis			1,730,700(14)		 3.16%

O. Mack Jones                           1,708,452(15)		 2.89%

Frank E. Coffman, PhD     		  139,669(16)        	   *

Michael P. Kalleres, VADM  		  139,669(17)              *

William A. Wilson         		  139,669(18)        	   *

All  executive  officers  	       17,163,864               28.68%
and Directors as a group
(8 persons)

  *    Percentage ownership is less than 1%.


  (1) Unless otherwise noted the address of each beneficial owner is 150 East 58th Street, Suite 3238, New York, New York 10155. Messrs. Blum and Hannesson are brothers-in-law.

  (2)  The address of Credit Agricole Deux Sevres is 4 Boulevard
       Louis Tardy, 79000 Niort, France.

  (3) The address of Robert S. Goldsmith is 117 East 77th Street, Apartment 2A, New York, New York 10021.

  (4)  The address of Shelby T. Brewer is 2151 Jamieson Street,
       Carlyle Towers, Suite 1607, Alexandria, Virginia 22314.

  (5)  The address of Tamie P. Speciale is 132 West Pierpoint
       Avenue, Suite 400, Salt Lake City, Utah 84101.

CXII 2002 Annual Meeting Proxy					Page 30

  (6) As used herein, the term "beneficial ownership" with respect to a security is defined by Rule 13d-3 under the Exchange Act as consisting of sole or shared voting power (including the power to vote or direct the disposition of) with respect to the security through any contract, arrangement, understanding, relationship or otherwise, including a right to acquire such power(s) during the next 60 days. Unless otherwise noted, beneficial ownership consists of sole ownership, voting and investment rights.

  (7) Excludes warrants to purchase an aggregate of 19,188,009 shares of common stock at exercise prices ranging from $1.42 per share to $2.15 per share. See "Market for Registrant's Common Equity and Related Stockholder Matters-Recent Sales of
       Unregistered Securities" and "Certain Relationships and Related Transactions."

  (8) Consists of (i) 6,000,000 shares of our common stock pledged to Credit Agricole Deux Sevres from Environmental in connection with Environmental's default on $4.0 million of convertible bonds on February 06, 2001; and (ii) Credit Agricole Deux Sevres' indirect beneficial ownership of our common stock based upon its ownership of 16,800,000 shares of Environmental's common stock pledged to Credit Agricole Deux Sevres from Environmental in connection with Environmental's default on $4.0 million of convertible bonds on February 06, 2001.

  (9) Consists of: (i) 2,500,000 shares of our common stock issued to Bentley J. Blum in exchange for $125,000 of debt owed to Mr. Blum from the Company; (ii) 144,200 shares of the Company common stock underlying currently exercisable options granted to Mr. Blum by the Company under the Plan; and (iii) Mr. Blum's indirect beneficial ownership of common stock based upon his beneficial ownership of 28,479,737 shares and his spouse's ownership of 2,000,000 shares of Environmental common stock, representing together 37.74% of the outstanding shares of Environmental common stock at April 15, 2003, and 4,500,000 shares of Environmental common stock underlying currently exercisable stock options, representing together 41.02% of the outstanding shares of Environmental. Does not include 450,400 shares of Environmental common stock owned by Simone Blum, the mother of Mr. Blum, and 385,000 shares of Environmental common stock owned by Samuel Blum, the father of Mr. Blum. Mr. Blum disclaims any beneficial interest in the shares of Environmental common stock owned by his spouse, mother and father.

  (10) Consists of 5,000,000 shares of our common stock purchased by Robert S. Goldsmith.

  (11) Consists of: (i) 3,428 shares of common stock (ii) 490,695 shares of our common stock representing the balance held of the common stock issued pursuant to the Restated Brewer Note, dated as of March 15, 2001, between the Company and S.B. Enterprises and a subsequent conversion notice for 50% of the outstanding principal dated as of April 9, 2001; (iii) 865,200 shares of the Company common stock underlying currently exercisable options granted to Mr. Shelby T. Brewer by the Company under the 1998 Plan; (iv) 2,000,000 shares of the Company common stock underlying options which are subject to certain performance criteria before deemed exercisable, granted to Mr. Brewer by the Company outside of the 1998 Plan; (v) 1,000,000 shares of our common stock underlying a currently exercisable two year warrant at an exercise price of $0.05 per share granted to S.B. Enterprises in connection with the extension of the Brewer Note until January 1, 2004; and (vi) does not include a conversion notice issued on March 17, 2003, by Mr. Brewer for the remainder of the principal and interest of the S.B. Enterprises loan, which when converted will comprise an additional ownership of 13,189,842 shares of the Company's common stock. This conversion has not occurred as of July 29, 2003.


  (12) Consists of (i) 2,850,000 shares of our common stock issued to Tamie P. Speciale and George H. Speciale with joint tenancy and rights of survivorship, by the Company in connection with the dissolution of the Company's ownership of 81.0% of DRM; and (ii) 340,000 shares of our common stock underlying a currently exercisable five year warrant at an exercise price of $2.00 per share granted to Ms. Tamie P. Speciale and George H. Speciale with joint tenancy and rights of


CXII 2002 Annual Meeting Proxy					Page 31
       survivorship, by the Company in connection with the dissolution of the Company's ownership of 81.0% of DRM.

  (13) Consists of: (i) 750,000 shares of common stock; (ii)
       1,181,925 shares of common stock underlying currently exercisable stock options granted to Mr. Paul E. Hannesson by the Company under the 1998 Plan; and (iii) Mr. Hannesson's indirect beneficial ownership of common stock based upon his ownership of an aggregate of (a) 2,650,000 shares of Environmental common stock owned by Suzanne Hannesson, the spouse of Mr. Hannesson,
       (b) 2,650,000 shares of Environmental common stock owned by the Hannesson Family Trust (Suzanne Hannesson and John D. Hannesson, trustees) for the benefit of Mr. Hannesson's spouse and (c) 500,000 shares of Environmental common stock in exchange for options to purchase 950,000 shares of Environmental common stock, issued to Hannesson Family Trust, representing together 7.18% of the outstanding shares of Environmental common stock as of March 15, 2001, and (d) currently exercisable options to purchase 525,705 shares of Environmental common stock, representing together 7.78% of the outstanding shares of Environmental common stock. Does not include (i) 40,000 shares of the Company's common stock owned by each of Jon Paul and Krista Hannesson, the adult children of Mr. Hannesson; and (ii) 1,000,000 shares of Environmental common stock owned by each of Jon Paul and Krista Hannesson. Mr. Hannesson disclaims any beneficial interest in the shares of Environmental common stock owned by or for the benefit of his spouse and children. It also does not include 1,000,000 shares of common stock underlying stock options granted to Mr. Hannesson by the Company that are not currently exercisable.

  (14) Consists of (i) 16,500 shares of common stock; (ii) 841,688 shares of common stock underlying currently exercisable stock options granted to Mr. James M. DeAngelis by the Company under the Company's 1998 Plan; (iii) 1,000,000 shares of common stock underlying options which are subject to certain performance criteria before deemed exercisable, granted to Mr. DeAngelis by the Company outside of the Company's 1998 Plan; and (iv) Mr. DeAngelis' indirect beneficial ownership of common stock based upon his ownership of 580,000 shares of Environmental.

  (15) Consists of 1,759,375 shares of common stock underlying currently exercisable stock options granted to Mr. O. Mack Jones by the Company under the Company's 1998 Plan.

  (16) Consists of 140,000 shares of common stock underlying currently exercisable stock options granted to Mr. Frank E. Coffman by the Company under the Company's 1998 Plan.

  (17) Consists of 140,000 shares of common stock underlying currently exercisable stock options granted to Mr. Michael P. Kalleres VADM by the Company under the Company's 1998 Plan.

  (18) Consists of 140,000 shares of common stock underlying currently exercisable stock options granted to Mr. William A. Wilson by the Company under the Company's 1998 Plan.


Messrs. Blum and Hannesson are brothers-in-law.

The Shaar Fund holds certain shares of Series E Preferred Stock and Series F Preferred Stock that are convertible into common stock of the Company. If the Shaar Fund were to exercise this conversion privilege and retain the shares of common stock received on the conversion, such conversion might result in a change in control of the Company.

EXECUTIVE OFFICERS AND KEY EMPLOYEES
____________________________________

     The executive officers of the Company are Shelby T. Brewer, Ph.D., who serves as Chairman of the Board, President and Chief Executive Officer, O. Mack Jones, who serves as President and Chief Operating Officer, and James M. DeAngelis, who serves as Chief Financial and Administrative Officer and Secretary

CXII 2002 Annual Meeting Proxy				Page 32
and Treasurer. Additional information regarding Dr. Brewer and Mr. DeAngelis is included in this proxy statement under the heading
"Election of Directors and Director Biographies."

     O. Mack Jones, age 62, serves as President and Chief
Operating Officer of the Company. O. Mack Jones has been serving as Acting President of Advanced Sciences since February 2001.
Mr. Jones also has



served as Vice President of Field Operations since April 1998, managing its field treatability studies and commercial projects. On February 28, 2001, Mr. Jones was appointed President of Advanced Sciences. Mr. Jones served as consultant to the Company from June 1996 to April 1998, assisting in the commercialization of the solvated electron technology. From September 1994 to May 1996, he served as a consultant to Environmental assisting in the development of the solvated electron technology. From 1991 to May 1996, Mr. Jones served as the founder and principal executive officer of an environmental consulting company, Florida Vector Services, which provided both consulting and hands-on remediation services primarily in TSCA-related areas. From 1986 to 1991, Mr. Jones was Vice President-Operations with Quadrex Environmental Company, managing the company's field remediation businesses. Mr. Jones is a professional mechanical engineer who held several managerial operating positions in power generation and distribution arenas during his twenty-six years of service to General Electric Company. His experience includes commercial nuclear, fossil, and hydro power construction and maintenance, industrial power delivery systems, and industrial drives and controls.



CXII 2002 Annual Meeting Proxy				Page 33

							GENERAL
_______________________________________________________________

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
___________________________________________________________

None of the members of the Compensation, Stock Option and Benefits Committee were officers or employees of the Company or had any relationship with the Company requiring disclosure under Securities and Exchange Commission regulations.

INSIDER TRANSACTIONS
____________________

Shelby T. Brewer sold 885,900 shares of the Company's common stock from March 8, 2002 through January 24, 2003. On March
17, 2003, Mr. Brewer issued a conversion notice for the remainder of the principal and interest of the S.B. Enterprises loan, which when converted will comprise an additional ownership of 13,189,842 shares of the Company's common stock. This conversion has not occurred as of July 29, 2003. Paul E. Hannesson sold 750,000 shares of the Company's common stock on January 27, 2003. All required disclosures were submitted to the Securities and Exchange Commission with respect to the above-mentioned transactions.

COMPLIANCE WITH SECTION 16(a) BENEFICIAL OWNER
______________________________________________

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers and persons who own more than ten percent of a registered class of the Company's equity securities to file with the SEC reports of ownership and changes in ownership of the Company's common stock. Directors, executive officers and greater than ten percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of these reports furnished to the Company or written representations that no other reports were required, with the exception of Shelby Brewer who filed a Form 4 on a delayed basis, we believe that during fiscal year 2002, all our directors, executive officers and greater than ten percent beneficial owners complied with these requirements.

INDEPENDENT CERTIFIED PUBLIC ACCOUNTS
_____________________________________

Tanner + Co. was our auditor during fiscal 2002. The Board of Directors has selected Tanner + Co. to serve as auditors for the present fiscal year, subject to shareholder ratification. A representative of that firm will be present at the annual meeting, will be given an opportunity to make a statement and will be available to respond to appropriate questions.

AVAILABILITY OF FORM 10-K AND ANNUAL REPORT TO STOCKHOLDERS
___________________________________________________________

SEC rules require us to provide an Annual Report on Form 10K to stockholders who receive this Proxy Statement. We will also provide copies of the Annual Report on Form 10K to brokers, dealers, banks, voting trustees and their nominees for the benefit of their beneficial owners of record. Additional copies of our Annual Report on Form 10-K for the fiscal year ended December 31, 2002 (not including documents incorporated by reference), are available without charge to stockholders upon written request to Investor Relations, Commodore Applied Technologies, Inc., 150 East 58th Street, Ste. 3238, New York, NY 10155, by calling (212) 308-5800 or via the Internet at www.commodore.com.

STOCKHOLDER PROPOSALS
_____________________

To be considered for inclusion in next year's proxy statement, stockholder proposals must be submitted in writing by April 6, 2004. Any stockholder proposal, including nomination of a director, to be considered at next year's meeting, but not included in the proxy statement, must be submitted in writing by June 20, 2004, or the persons appointed as proxies may exercise their discretionary voting authority with respect to the proposal. All written proposals should be submitted to James M.
DeAngelis, Corporate Secretary of the Company.   Our by-laws,
which are publicly available through our SEC reports or may be obtained upon request from our Corporate Secretary, state the specific requirements that must be included in any notice of any business to be brought before the meeting.

SOLICITATION BY BOARD; EXPENSES OF SOLICITATION
_______________________________________________

Our Board of Directors has sent you this Proxy Statement. Our directors, officers and associates may solicit proxies. We will also reimburse brokers, nominees and fiduciaries to send proxies and proxy materials to our stockholders so they can vote their shares.

CXII 2002 Annual Meeting Proxy				Page 34

                                 FORM OF PROXY

                        COMMODORE APPLIED TECHNOLOGIES, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                                 THE COMPANY


     The undersigned, a stockholder of COMMODORE APPLIED TECHNOLOGIES, INC., a Delaware corporation (the "Company"), hereby appoints Shelby T. Brewer and James M. DeAngelis, and each of them, as proxies for the undersigned, each with full power of substitution, and hereby authorizes them to represent and to vote, as designated below, all of the shares of Common Stock of the Company held of record by the undersigned at the close of business on July 31, 2003 at the Annual Meeting of Stockholders of the Company to be held on Friday, September 12, 2003, at 11:00 a.m., local time, at The Fitzpatrick Hotel, 687 Lexington Avenue, New York, New York 10022, and at any adjournment or postponement thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED FOR ALL NOMINEES FOR DIRECTOR IDENTIFIED BELOW AND FOR PROPOSALS 2 THROUGH 8 SET FORTH BELOW.

IF YOU CHOOSE TO VOTE BY FACSIMILE, PLEASE FILL IN THE PROXY CARD
AS DIRECTED ABOVE AND FAX TO THE ATTENTION OF: JAMES M.
DEANGELIS, SECRETARY OF THE 2002 ANNUAL MEETING OF THE
SHAREHOLDERS OF COMMODORE APPLIED TECHNOLOGIES, INC. AT 212-355-
1371 ANYTIME PRIOR TO FRIDAY, SEPTEMBER 12, 2003, at 11:00 A.M.,
LOCAL TIME, NEW YORK, NY.

     1. To elect the following nominees as Directors of the Company to hold office until the Annual Meeting of Stockholders to be held in 2004, and until their respective successors are duly elected and have qualified: Bentley J. Blum, Shelby T. Brewer, PhD., Frank E. Coffman, PhD., James M. DeAngelis, Paul E. Hannesson, VADM Michael P. Kalleres, and Ambassador William A. Wilson.


FOR ALL NOMINEES (except as      WITHHOLD ALL NOMINEES
marked to the contrary)

(   )                            (   )


    AUTHORITY TO WITHHOLD A VOTE FOR ANY OF THE ABOVE NAMED
 INDIVIDUALS SHOULD BE INDICATED BY LINING THROUGH OR OTHERWISE
               STRIKING OUT THE NAME OF THE NOMINEE.
__________________________________________________________________


Form of Porxy CXII 2003						Page 1

     2. To amend the Certificate of Incorporation to increase the number of authorized shares of common stock from 125,000,000 to 300,000,000 shares.


(   ) FOR           (   ) AGAINST        (   ) ABSTAIN
_______________________________________________________________


     3.   To approve the Company's Short Term Incentive Plan.


(   ) FOR           (   ) AGAINST        (   ) ABSTAIN
_______________________________________________________________


     4. To ratify the Company's 1998 Stock Option Plan, as amended.


(   ) FOR           (   ) AGAINST        (   ) ABSTAIN
_______________________________________________________________


     5. To approve the performance goals and incentive compensation for the Chief Executive Officer outside of the Company's 1998 Stock Option Plan, as amended.


   (   ) FOR        (   ) AGAINST        (   ) ABSTAIN
_______________________________________________________________


     6. To approve the performance goals and incentive compensation for the Chief Financial Officer outside of the Company's 1998 Stock Option Plan, as amended.


   (   ) FOR        (   ) AGAINST        (   ) ABSTAIN
_______________________________________________________________


     7. To ratify the appointment of Tanner + Co as the Company's independent auditors for the year ending December 31, 2003.


(   ) FOR           (   ) AGAINST        (   ) ABSTAIN
_______________________________________________________________


     8. Upon such other matters as may properly come before such Annual Meeting and any adjournments or postponement thereof. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.


Form of Proxy CXII 2003					 Page 2

      The undersigned hereby acknowledges receipt of (1) the Notice of Annual Meeting for the 2002 Annual Meeting, (2) the
Proxy  Statement  and  (3) the Company's 2002  Annual  Report  to
Stockholders on Form 10-K.


Dated: ______________________, 2003




                                   ________________________________
                                   SIGNATURE



				   ________________________________
                                   Print Name


				   ________________________________
                                   Signature, if Jointly Held


				   ________________________________
                                   Print Name



	          PLEASE SIGN EXACTLY AS YOUR NAME APPEARS
		  ________________________________________


HEREIN, if signing as attorney, executor, administrator, trustee or guardian, indicate such capacity. All joint tenants must sign. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person. The Board of Directors requests that you fill in the date and sign the proxy and return it in the enclosed envelope.
__________________________________________________________________

                   IF THE PROXY IS NOT DATED IN THE ABOVE
                 SPACE, IT IS DEEMED TO BE DATED ON THE DAY
                 ON WHICH IT WAS MAILED BY THE CORPORATION.

		 __________________________________________


Form of Proxy CXII 2003					Page 3

                                 APPENDIX A
				 __________
                         SHORT TERM INCENTIVE PLAN



                     COMMODORE APPLIED TECHNOLOGIES, INC.

	                  SHORT TERM INCENTIVE PLAN

                          EFFECTIVE JANUARY 1, 2003


     The Compensation, Stock Option and Benefits Committee (the "Compensation Committee") of the Board of Directors of Commodore Applied Technologies, Inc. (the "Company") hereby adopts this Short Term Incentive Plan (the "Short Term Incentive Plan"), subject to stockholder approval as described in Section 10.

     1. PURPOSE. The primary purpose of the Short Term Incentive Plan is to enhance the ability of the Company and its affiliates to attract, motivate and retain individuals of exceptional managerial talent on whom, in large measure, the sustained progress, growth and profitability of the Company depend. The bonus awards under the Short Term Incentive Plan are intended to qualify as "performance-based" compensation under
Section 162(m) of the Internal Revenue Code of 1986, as amended ("Section 162(m)").

     2. ADMINISTRATION. The Short Term Incentive Plan shall be administered by the Compensation Committee, which shall have full power and authority to construe, interpret and administer the Short Term Incentive Plan. The Compensation Committee shall have full authority to make all eligibility, bonus and other determinations necessary or appropriate for the proper administration of the Short Term Incentive Plan.

     3.   PARTICIPANTS.

     (a) ELIGIBLE EMPLOYEES. For each bonus measurement period, the CEO, four highest compensated officers (within the meaning of Section 162(m) and any other employee who the Company has designated as a Section 16 officer at the beginning of the bonus measurement period shall be eligible to participate in the Short Term Incentive Plan, unless determined otherwise by the Compensation Committee in its discretion.

     (b)  PARTICIPATION.   In general, to participate in the
Short Term Incentive Plan an eligible employee must be continuously employed by the Company or its affiliates for the entire bonus measurement period. However, for an eligible employee who is hired or terminates employment during a bonus measurement period, the Compensation Committee in its discretion may award such employee a pro rata bonus in accordance with Sections 4(c) and 5 and the performance-based compensation requirements of Section 162(m). An eligible employee under this
Section 3(b) shall be referred to as a "Participant." A bonus measurement period shall equal a calendar year, unless determined otherwise by the Compensation Committee in its discretion.

Short Term Incentive Plan 				Page 1

     (c) CHANGE IN CONTROL. In the event of a Change in Control, a Participant shall be entitled to a minimum bonus award for the bonus measurement period that contains the effective time of the Change in Control. The minimum bonus award shall equal the product of (i) the Participant's target annual incentive award in effect as of the effective time of the Change in Control, (ii) a fraction, the numerator of which is the number of calendar days in the then-current bonus measurement period and the denominator of which is 365, and (iii) year-to-date actual performance with respect to the performance goals for such bonus measurement period, as reasonably determined by the Compensation Committee immediately prior to the effective time of the Change in Control. A "Change in Control" for purposes of this Section 3(c) shall have the meaning set forth in the Company's 1998 Stock Option Plan, as amended, as may be amended from time to time. A "target annual incentive award" for purposes of this Section 3(c) shall mean, for each Participant, the target annual incentive award established by the Company's management and presented to the Compensation Committee in connection with establishing the maximum bonus award for the Participant under Section 4(a). The target annual incentive award shall be less than the maximum bonus award.

     4. BONUS AWARDS. The following provisions shall apply to bonus awards under the Short Term Incentive Plan:

          (a)  MAXIMUM BONUS AWARD.     Prior to the beginning of
each bonus measurement period or such later time as may be permitted by Section 162(m), the Compensation Committee shall establish a maximum bonus award for each Participant, expressed as a percentage of the bonus pool specified in Section 4(b); provided, however, that the total of all such maximum percentages shall not exceed 100% and the maximum percentage for any individual Participant shall not exceed 40%.

          (b)  BONUS POOL.    For each bonus measurement period,
the Compensation Committee shall establish a bonus pool of up to $4,000,000 and set performance goals, which shall determine whether the bonus pool is funded for the bonus measurement period. If the performance goals are not satisfied in accordance with Section 5, the bonus pool for the bonus measurement period shall equal $0. The performance goals may be based on the attainment of specified levels of one or any combination of the following business criteria of the Company, its affiliates or its business units, as reported or calculated by the Company; cash flows (including, but not limited to, operating cash flow, free cash flow or cash flow return on capital); working capital; earnings per share; book value per share; operating income (including or excluding depreciation, amortization or other expenses); revenues; operating margins; return on assets; return on equity; debt; debt plus equity; market or economic value added; stock price appreciation; total stockholder return; cost control; strategic initiatives; market share; net income; return on invested capital; improvements in capital structure; or customer satisfaction, employee satisfaction, service performance, subscriber, cash management or asset management metrics. Such performance goals also may be based on the achievement of specified levels of Company performance (or performance of an applicable affiliate or division of the Company) under one or more of the measures described above relative to the performance of other corporations. The Compensation Committee shall set such performance goals prior to the beginning of each bonus measurement period or such later time as may be permitted by Section 162(m).

     (c)  INDIVIDUAL BONUS AWARDS. The bonus award to a
Participant shall not exceed the maximum bonus award specified in
Section 4(a). The aggregate amount of all bonus awards to all Participants for any bonus measurement period shall not exceed
100% of the bonus pool specified in Section 4(b).


short Term incentive Plan				Page 2

     5. COMPENSATION COMMITTEE CERTIFICATION. The Compensation Committee shall determine, in accordance with the minimum bonus awards, performance goals and other elements established pursuant to Sections 3 and 4, the amounts to be awarded to each Participant under the Short Term Incentive Plan for each bonus measurement period. The Compensation Committee's determinations shall be final and binding on all Participants. These determinations must be certified in writing after the completion of the bonus measurement period and before bonuses for such period are paid, which requirement may be satisfied by approved minutes of the Compensation Committee meeting that set out the determinations made. The Compensation Committee shall not have discretion to increase the bonus awards that would otherwise be due to Participants under the terms of the Short Term Incentive Plan.

     6.   PAYMENT OF BONUS AWARDS.   Payment of bonus awards
shall be made in cash at such times and on such terms as are determined by the Compensation Committee in its discretion.

     7.   AMENDMENTS.   The Compensation Committee may amend the
Short Term Incentive Plan at any time; provided, however, that to the extent it would cause the Short Term Incentive Plan to fail to qualify as "performance-based" compensation under Section 162(m) with respect to any Participant, the Compensation Committee shall not have the power to change the material terms of the performance goals unless (a) the modified performance goals are established by the Compensation Committee no later than the deadline established under Section 162(m) and (b) no bonuses are paid under the modified performance goals until after the material terms of the modified performance goals are disclosed to and approved by the Company's stockholders to the extent required by Section 162(m). No amendment that adversely affects a Participant's right to or interest in a bonus awarded by the Compensation Committee prior to the date of the amendment shall be effective unless the Participant agrees to the amendment in writing.

     8. TERMINATION. The Compensation Committee may terminate the Short Term Incentive Plan at any time and for any reason. The Compensation Committee shall provide Participants with written notice of the Short Term Incentive Plan's termination as soon as practicable following such termination.

     9.   OTHER CONDITIONS.

     (a) NO CLAIMS: NO ASSIGNMENT OR ALIENATION. No person shall have any claim to a bonus award under the Short Term Incentive Plan, and there is no obligation for uniformity of treatment of Participants under the Short Term Incentive Plan. Bonus awards under the Short Term Incentive Plan may not be assigned, alienated, pledged, transferred, encumbered, attached, garnished or subjected to any other disposition.

     (b) UNFUNDED PLAN. The Company shall have no obligation to reserve or otherwise fund in advance any bonus awards that are or may in the future become payable under the Short Term Incentive Plan. Any funds that the Company, acting in its sole and absolute discretion, determines to reserve for future payments under the Short Term Incentive Plan may be commingled with other assets or funds of the Company and need not in any way be segregated from other assets or funds held by the Company. A Participant's rights to payment of a bonus award under the Short Term Incentive Plan shall be limited to those of a general creditor of the Company.


Short Term Incentive Plan				Page 3

     (c)  NO RIGHT TO EMPLOYMENT.  Neither the Short Term
Incentive Plan nor any action taken hereunder shall be construed as giving any Participant the right to be retained in the employ of the Company.

     (d) TAX WITHHOLDING. The Company shall have the right to withhold from the payment of any bonus award under the Short Term
Incentive Plan any federal, state or local taxes in accordance with applicable law.

     (e)  OTHER PLANS.  Bonus awards under the Short Term
Incentive Plan shall not constitute compensation for the purpose of determining benefits under any other plan of the Company unless expressly included in compensation under the terms of such other plan.

     (f) GOVERNING LAW. The Short Term Incentive Plan shall be governed by the laws of the State of Delaware, other than its choice of law rules, and applicable federal law.

     10. EFFECTIVE DATE; STOCKHOLDER APPROVAL; PRIOR PLANS SUPERSEDED. The Short Term Incentive Plan shall be effective for bonus measurement periods beginning on or after January 1, 2003, subject to approval of the Short Term Incentive Plan by the Company's stockholders in accordance with Section 162(m). The
Short Term Incentive Plan shall replace and supersede all current and prior bonus plans, programs and arrangements of a similar annual incentive nature with respect to each Participant.


Short Term Incentive Plan				Page 4

                              APPENDIX B
			      __________










                  COMMODORE APPLIED TECHNOLOGIES, INC.


                        1998 STOCK OPTION PLAN

                           _______________

         AS AMENDED AND RESTATED EFFECTIVE AS OF DECEMBER 15, 1998






1998 Stock Option Plan, as amended                      Page 1

                      COMMODORE APPLIED TECHNOLOGIES, INC.
                           1998 STOCK OPTION PLAN

                                INTRODUCTION

          Commodore Applied Technologies, Inc., a Delaware corporation (hereinafter referred to as the "Corporation"), hereby establishes an incentive compensation plan to be known as the "COMMODORE APPLIED TECHNOLOGIES, INC. 1988 STOCK OPTION PLAN" (hereinafter referred to as the "Plan"), as set forth in this document. The Plan permits the grant of Non-Qualified Stock Options.

          The Plan became effective on December 15, 1998 and was Amended and Restated as of such date.

          The purpose of the Plan is to promote the success and enhance the value of the Corporation by linking the personal interests of Participants to those of the Corporation's stockholders by providing Participants with an incentive for outstanding performance. The Plan is further intended to assist the Corporation in its ability to motivate, and retain the services of, Participants upon whose judgment, interest and special effort the successful conduct of its and its subsidiaries' operations is largely dependent.


                          DEFINITIONS


          For purposes of this Plan, the following terms shall be defined as follows unless the context clearly indicates otherwise:

               "Award Agreement" shall mean the written agreement, executed by an appropriate officer of the Corporation, pursuant to which a Plan Award is granted.

               "Board of Directors" shall mean the Board of Directors of the Corporation.

               "Code" shall mean the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder.

               "Committee" shall mean the Board of Directors of the Corporation or any committee of two or more persons designated by the Board of Directors to serve as the Committee.

               "Common Stock" shall mean the common stock, par value $0.001 per share, of the Corporation.

               "Consultant" shall mean an individual who is in a Consulting Relationship with the Corporation or any Parent or Subsidiary.

               "Consulting Relationship" shall mean the relationship that exists between an individual and the Corporation (or any Parent or Subsidiary) if (i) such individual or (ii) any entity of which such individual is an executive officer or owns a substantial equity interest has entered into a written consulting contract with the Corporation or any Parent or Subsidiary.


1998 Stock Option Plan, as amended                      Page 2

               "Corporation" shall mean Commodore Applied
Technologies, Inc., a Delaware corporation.

               "Disability" shall have the same meaning as the term "permanent and total disability" under Section 22(e)(3) of the Code.

               "Employee" shall mean a common-law employee of the Corporation or of any Parent or Subsidiary.

               "Exchange Act" shall mean the Securities Exchange
Act of 1934, as amended, and the rules and regulations thereunder.

               "Fair Market Value" of the Corporation's Common Stock on a Trading Day shall mean the last reported sale price for Common Stock or, in case no such reported sale takes place on such Trading Day, the average of the closing bid and asked prices for the Common Stock for such Trading Day, in either case on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or if the Common Stock is not listed or admitted to trading on any national securities exchange, but is traded in the over-the-counter market, the closing sale price of the Common Stock or, if no sale is publicly reported, the average of the closing bid and asked quotations for the Common Stock, as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or any comparable system or, if the Common Stock is not listed on NASDAQ or a comparable system, the closing sale price of the Common Stock or, if no sale is publicly reported, the average of the closing bid and asked prices, as furnished by two members of the National Association of Securities Dealers, Inc. who make a market in the Common Stock selected from time to time by the Corporation for that purpose. In addition, for purposes of this definition, a "Trading Day" shall mean, if the Common Stock is listed on any national securities exchange, a business day during which such exchange was open for trading and at least one trade of Common Stock was effected on such exchange on such business day, or, if the Common Stock is not listed on any national securities exchange but is traded in the over-the-counter market, a business day during which the over-the-counter market was open for trading and at least one "eligible dealer" quoted both a bid and asked price for the Common Stock. An "eligible dealer" for any day shall include any broker-dealer who quoted both a bid and asked price for such day, but shall not include any broker-dealer who quoted only a bid or only an asked price for such day. In the event the Corporation's Common Stock is not publicly traded, the Fair Market Value of such Common Stock shall be determined by the Committee in good faith.

               "Good Cause" shall have the equivalent meaning (or the same meaning as "cause" or "for cause") set forth in any employment agreement between the Participant and the Corporation or Parent or Subsidiary or, in the absence of any such agreement, such term shall mean (i) the Participant's willful or gross misconduct or willful or gross negligence in the performance of his duties for the Corporation or for any Parent or Subsidiary after prior written notice of such misconduct or negligence and the continuance thereof for a period of 30 days after receipt by such Participant of such notice, (ii) the Participant's intentional or habitual neglect of his duties for the Corporation or for any Parent or Subsidiary after prior written notice of such neglect, (iii) the Participant's theft or misappropriation of funds of the Corporation or of any Parent or Subsidiary, fraud, criminal misconduct, breach of fiduciary duty or dishonesty in the performance of his duties on behalf of the Corporation or any Parent or Subsidiary or commission of a felony, or crime of moral turpitude or any other conduct reflecting adversely upon the Corporation or any Parent or Subsidiary, (iv) the Participant's violation of any covenant not to compete or not to disclose confidential information with respect to the Corporation or (v) the direct or indirect breach by the Participant of the terms of a related consulting contract with the Corporation or any Parent or Subsidiary.


1998 Stock Option Plan, as amended			Page 3

               "Good Reason" shall have the meaning set forth in any employment contract between the Employee and the Corporation (or any Parent or Subsidiary) of such term (or of Constructive Termination, Constructive Discharge or similar term) or, in the event there is no such contract (or no such term set forth in any such contract), the definition (if any) set forth in the appropriate Plan Award.

               "Non-Qualified Option" shall mean a stock option which does not satisfy the requirements for, or which is not intended to be eligible for, tax-favored treatment under Section
422 of the Code.

               "Option" shall mean a Non-Qualified Stock Option granted pursuant to the provisions of Section VI hereof.

               "Optionee" shall mean a Participant who is granted an Option under the terms of this Plan.

               "Parent" shall mean a corporation which directly or indirectly owns more than fifty percent (50%) of the Corporation's outstanding Common Stock.

               "Participant" shall mean any Employee or other person participating under the Plan.

               "Plan Award" shall mean an Option granted pursuant to the terms of this Plan.

               "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations thereunder.

               "Subsidiary" shall mean a corporation of which more than fifty percent (50%) of its outstanding voting common stock is directly or indirectly owned by the Corporation.

               "Termination of Consulting Relationship" shall mean the cessation, abridgment or termination of a Consultant's Consulting Relationship with the Corporation or any Parent or Subsidiary as a result of (i) the Consultant's death or Disability, (ii) the cancellation, annulment, expiration, termination or breach of the written consulting contract between the Corporation (or any Parent or Subsidiary) and the Consultant (or any other entity) giving rise to the Consulting Relationship or (iii) if the written consulting contract is not directly between the Corporation (or any Parent or Subsidiary) and the Consultant, the Consultant's termination of service with, or sale of all or substantially all of his equity interest in, the entity which has entered into the written consulting contract with the Corporation, Parent or Subsidiary.

                         ADMINISTRATION

          The Plan shall be administered by the Committee, which shall be composed of the entire Board of Directors or of two or more Non-Employee Directors, as defined in Rule 16b-3(b)(3) promulgated under the Exchange Act. Subject to the provisions of the Plan, the Committee may establish from time to time such regulations, provisions, proceedings and conditions of awards which, in its sole opinion, may be advisable in the administration of the Plan. A majority of the Committee shall constitute a quorum, and, subject to the provisions of Section V of the Plan, the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all of the members of the Committee, shall be the acts of the Committee as a whole.


1998 Stock Option Plan, as amended			Page 3

                         SHARES AVAILABLE



          Subject to the adjustments provided in Section VII of the Plan, the aggregate number of shares of the Common Stock which may be granted for all purposes under the Plan shall be fifteen million (15,000,000) shares. Shares of Common Stock underlying awards of securities (derivative or not) shall be counted against the limitation set forth in the immediately preceding sentence and may be reused to the extent that the related Plan Award to any individual is settled in cash, expires, is terminated unexercised, or is forfeited. Common Stock granted to satisfy Plan Awards under the Plan may be authorized and unissued shares of the Common Stock, issued shares of such Common Stock held in the Corporation's treasury or shares of Common Stock acquired on the open market.


                            ELIGIBILITY

          Officers and key employees of the Corporation, or of any Parent or Subsidiary, who are regularly employed on a salaried basis as common law employees, and Consultants and directors of the Corporation or of any Parent or Subsidiary who are not Employees, shall be eligible to participate in the Plan. Where appropriate under this Plan, directors who are not Employees shall be referred to as "employees" and their service as directors as "employment".


                     AUTHORITY OF COMMITTEE

          The Plan shall be administered by, or under the direction of, the Committee, which shall administer the Plan so as to comply at all times with Section 16 of the Exchange Act and the rules and regulations promulgated thereunder, to the extent such compliance is required, and shall otherwise have plenary authority to interpret the Plan and to make all determinations specified in or permitted by the Plan or deemed necessary or desirable for its administration or for the conduct of the Committee's business. All interpretations and determinations of the Committee may be made on an individual or group basis and shall be final, conclusive and binding on all interested parties. Subject to the express provisions of the Plan, the Committee shall have authority, in its discretion, to determine the persons to whom Plan Awards shall be granted, the times when such Plan Awards shall be granted, the number of Plan Awards, the exercise price of each Plan Award, the period(s) during which a Plan Award shall be exercisable (whether in whole or in part), the restrictions to be applicable to Plan Awards and the other terms and provisions thereof (which need not be identical). In addition, the authority of the Committee shall include, without limitation, the following:

               Financing. The arrangement of temporary financing for an Optionee by registered broker-dealers, under the rules and regulations of the Federal Reserve Board, for the purpose of assisting an Optionee in the exercise of an Option, such authority to include the payment by the Corporation of the commissions of the broker-dealer;

               Procedures for Exercise of Option.  The
establishment of procedures for an Optionee (i) to exercise an Option by payment of cash, (ii) to have withheld from the total number of shares of Common Stock to be acquired upon the exercise of an Option that number of shares having a Fair Market Value, which, together with such cash as shall be paid in respect of fractional shares, shall equal the Option exercise price of the total number of shares of Common Stock to be acquired, (iii) to exercise all or a portion of an Option by delivering that number of shares of Common Stock already owned by him having a Fair Market Value which shall equal the Option exercise price for the portion exercised and, in cases where an Option is not exercised in its entirety, and subject to the requirements of the Code, to permit the Optionee to


1998 Stock Option Plan, as amended			Page 5
deliver the shares of Common Stock thus
acquired by him in payment of shares of Common Stock to be received pursuant to the exercise of additional portions of such Option, the effect of which shall be that an Optionee can in sequence utilize such newly acquired shares of Common Stock in payment of the exercise price of the entire Option, together with such cash as shall be paid in respect of fractional shares and
(iv) to engage in any form of "cashless" exercise. The Committee may, in its sole discretion, require that an exercise described under any one or more or the methods described under clauses
(ii), (iii) or (iv) of the immediately preceding sentence (to the extent such exercise is, or is deemed to constitute, an exercise effected by the tendering of Common Stock) be consummated with Common Stock (i) held by the Optionee for at least six (6) months or (ii) acquired by the Optionee other than under this Plan or a similar program.

               Withholding. The establishment of a procedure whereby a number of shares of Common Stock may be withheld from the total number of shares of Common Stock to be issued upon exercise of an Option or for the tender of shares of Common Stock owned by any Participant to meet any obligation of withholding for taxes incurred by the Participant upon such exercise. The Committee may, in its sole discretion, require that if any such withholding is effected by the tendering of Common Stock, such withholding shall be consummated with Common Stock (i) held by the Optionee for at least six (6) months or (ii) acquired by the Optionee other than under this Plan or a similar program.


                         STOCK OPTIONS

          The Committee shall have the authority, in its discretion, to grant Non-Qualified Stock Options. The terms and conditions of the Options shall be determined from time to time by the Committee; provided, however, that the Options granted under the Plan shall be subject to the following:

               Exercise Price. The Committee shall establish the exercise price at the time any Option is granted at such amount as the Committee shall determine. The exercise price will be subject to adjustment in accordance with the provisions of
Section VII of the Plan.

               Payment of Exercise Price. The exercise price per share of Common Stock with respect to each Option shall be payable at the time the Option is exercised. Such price shall be payable in cash or pursuant to any of the other methods set forth in Sections V(a) or (b) hereof, as determined by the Committee. Shares of Common Stock delivered to the Corporation in payment of the exercise price shall be valued at the Fair Market Value of the Common Stock on the date preceding the date of the exercise of the Option.

               Exercisability of Options.  Except as provided in
Section VI(e) hereof, each Option shall be exercisable in whole or in installments, and at such time(s), and subject to the fulfillment of any conditions on, and to any limitations on, exercisability as may be determined by the Committee at the time of the grant of such Options. The right to purchase shares of Common Stock shall be cumulative so that when the right to purchase any shares of Common Stock has accrued such shares of Common Stock or any part thereof may be purchased at any time thereafter until the expiration or termination of the Option.

               Exercise Upon Optionee's Termination of Employment or Termination of Consulting Relationship. For purposes of determining whether any Optionee has incurred a termination of employment (or a Termination of Consulting Relationship), an Optionee who is both an employee (or a Consultant) and a director of the Corporation and/or any Parent or Subsidiary shall be considered to have incurred a termination of employment (or a Termination of Consulting Relationship) only upon his termination of service both as an employee (or as a Consultant) and as a director. Furthermore, (i) if an

1998 Stock Option Plan, as amended			Page 6

Optionee's employment (or Consulting Relationship) is terminated by the Corporation or by any Parent or Subsidiary for Good Cause or
(ii) if an Optionee voluntarily terminates his employment other than for Good Reason or Disability or without the written consent of the Committee (or incurs a voluntary Termination of Consulting Relationship other than for Disability), regardless of whether such Optionee continues to serve as a director of the Corporation or of any Parent or Subsidiary, then the Optionee shall, at the time of such termination of employment (or Termination of Consulting Relationship), forfeit his rights to exercise any and all of the outstanding Option(s) theretofore granted to him.

               Dividend Equivalents for Outstanding Options. The Committee may, in its sole discretion, provide that amounts equivalent to dividends shall be payable with respect to one or more shares of Common Stock subject to vested but unexercised Option(s) granted to a Participant. Subject to the terms contained in the appropriate Plan Award, dividend equivalents related to a Participant's Options(s) shall be credited to a suspense account (and remain the property of the Corporation) at such times (and in such amounts) as are dividends payable to the then shareholders of record of the Corporation's Common Stock. Dividend equivalents shall be payable to the Participant in cash or in Common Stock, as set forth under the terms of the Plan Award, if and at such time as the related Option(s) are exercised.


                ADJUSTMENT OF SHARES; MERGER OR
             CONSOLIDATION, ETC. OF THE CORPORATION

               Recapitalization, Etc. In the event there is any change in the outstanding Common Stock of the Corporation by reason of any reorganization, recapitalization, stock split, stock dividend, combination of shares or otherwise, there shall be substituted for or added to each share of Common Stock theretofore appropriated or thereafter subject, or which may become subject, to any Option, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock shall be so changed or for which each such share shall be exchanged, or to which each such share shall be entitled, as the case may be, and the per share price thereof also shall be appropriately adjusted.

          (b) Merger, Consolidation or Change in Control of Corporation. Upon (i) the merger or consolidation of the Corporation with or into another corporation (pursuant to which the stockholders of the Corporation immediately prior to such merger or consolidation will not, as of the date of such merger or consolidation, own a beneficial interest in shares of voting securities of the corporation surviving such merger or consolidation having at least a majority of the combined voting power of such corporation's then outstanding securities), if the agreement of merger or consolidation does not provide for (1) the continuance of the Options granted hereunder or (2) the substitution of new options for Options granted hereunder, or for the assumption of such Options by the surviving corporation, (ii) the dissolution, liquidation, or sale of all or substantially all the assets of the Corporation to a person unrelated to the Corporation or to a direct or indirect owner of a majority of the voting power of the Corporation's then outstanding voting securities (such sale of assets being referred to as an "Asset Sale") or (iii) the Change in Control of the Corporation, then, subject to the determination of the Board of Directors, the holder of any such Option theretofore granted and still outstanding (and not otherwise expired) shall have the right immediately prior to the effective date of such merger, consolidation, dissolution, liquidation, Asset Sale or Change in Control of the Corporation to exercise such Option(s) in whole or in part without regard to any installment provision that may have been made part of the terms and conditions of such Option(s); provided that all conditions precedent to the exercise of such Option(s), other than the passage of time, have occurred. The Corporation, to the extent practicable, shall give advance notice to affected Optionees of such merger, consolidation, dissolution, liquidation, Asset Sale or Change in Control of the Corporation. Unless otherwise provided in the subject Award Agreement or merger, consolidation or Asset Sale Agreement, all such Options which are not so exercised shall be forfeited


1998 Stock Option Plan, as amended			Page 7
as of the effective time of such merger, consolidation, dissolution, liquidation or Asset Sale (but not in the case of a Change in Control of the Corporation). In the event the Corporation becomes a subsidiary of another corporation (the "New Parent Corporation") with respect to which the stockholders of the Corporation (as determined immediately before such transaction) own, immediately after such transaction, a beneficial interest in shares of voting securities of the New Parent Corporation having at least a majority of the combined voting power of such New Parent Corporation's then outstanding securities, there shall be substituted for Options granted hereunder, options to purchase common stock of the Parent Corporation.

          (c)  Definition of Change in Control of the
Corporation. As used herein, a "Change in Control of the Corporation" shall be deemed to have occurred if any person (including any individual, firm, partnership or other entity) together with all Affiliates and Associates (as defined under Rule 12b-2 of the General Rules and Regulations promulgated under the Exchange Act) of such person (but excluding (i) a trustee or other fiduciary holding securities under an employee benefit plan of the Corporation or any subsidiary of the Corporation, (ii) a corporation owned, directly or indirectly, by the stockholders of the Corporation in substantially the same proportions as their ownership of the Corporation, (iii) the Corporation or any subsidiary of the Corporation or (iv) only as provided in the immediately following sentence, a Participant together with all Affiliates and Associates of the Participant) who is not a stockholder or an Affiliate or Associate of a stockholder of the Corporation on the date of stockholder approval of the Plan is or becomes the Beneficial Owner (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Corporation representing 30% or more of the combined voting power of the Corporation's then outstanding securities. The provisions of clause (iv) of the immediately preceding sentence shall apply only with respect to the Option(s) held by the Participant who, together with his Affiliates or Associates, if any, is or becomes the direct or indirect Beneficial Owner of the percentage of securities set forth in such clause.


                    MISCELLANEOUS PROVISIONS

               Administrative Procedures. The Committee may establish any procedures determined by it to be appropriate in discharging its responsibilities under the Plan. All actions and decisions of the Committee shall be final.

               Assignment or Transfer. No grant or award of any Plan Award or any rights or interests therein shall be assignable or transferable by a Participant except (i) by will or the laws of descent and distribution, (ii) pursuant to a domestic relations order or (iii) to the Participant's spouse or children.

               Investment Representation. With respect to shares of Common Stock received pursuant to the exercise of an Option, the Committee may require, as a condition of receiving such securities, that the Participant furnish to the Corporation such written representations and information as the Committee deems appropriate to permit the Corporation, in light of the existence or nonexistence of an effective registration statement under the Securities Act, to deliver such securities in compliance with the provisions of the Securities Act.

               Withholding Taxes. In the case of the issuance or distribution of Common Stock or other securities hereunder upon the exercise of any Plan Award the Corporation, as a condition of such issuance or distribution, may require the payment (through withholding from the Participant's salary, reduction of the number of shares of Common Stock or other securities to be issued, or otherwise) of any federal, state, local or foreign taxes required to be withheld. Each Participant may satisfy the withholding


1998 Stock Option Plan, as amended			Page 8
obligations by paying to the Corporation a cash amount equal to the amount required to be withheld or, subject to the Committee's consent thereto, by tendering to the Corporation a number of shares of Common Stock having a value equivalent to such cash amount, or by use of any available procedure approved by the Committee as described under Section V(c) hereof.

               Costs and Expenses. The costs and expenses of administering the Plan shall be borne by the Corporation and shall not be charged against any award nor to any employee receiving a Plan Award.

               Funding of Plan. The Plan shall be unfunded. The Corporation shall not be required to segregate any of its assets to assure the payment of any Plan Award under the Plan. Neither the Participants nor any other persons shall have any interest in any fund or in any specific asset or assets of the Corporation or any other entity by reason of any Plan Award, except to the extent expressly provided hereunder. The interests of each Participant and former Participant hereunder are unsecured and shall be subject to the general creditors of the Corporation.

               Other Incentive Plans. The adoption of the Plan does not preclude the adoption by appropriate means of any other incentive plan for employees.

               Plurals and Gender. Where appearing in this Plan, masculine gender shall include the feminine and neuter genders, and the singular shall include the plural, and vice versa, unless the context clearly indicates a different meaning.

               Headings. The headings and sub-headings in this Plan are inserted for the convenience of reference only and are to be ignored in any construction of the provisions hereof.

               Severability. In case any provision of this Plan shall be held illegal or void, such illegality or invalidity shall not affect the remaining provisions of this Plan, but shall be fully severable, and the Plan shall be construed and enforced as if said illegal or invalid provisions had never been inserted herein.

               Liability and Indemnification. (i) Neither the Corporation nor any Parent or Subsidiary shall be responsible in any way for any action or omission of the Committee, or any other fiduciaries in the performance of their duties and obligations as set forth in this Plan. Furthermore, neither the Corporation nor any Parent or Subsidiary shall be responsible for any act or omission of any of their agents, or with respect to reliance upon advice of their counsel, provided that the Corporation and/or the appropriate Parent or Subsidiary relied in good faith upon the action of such agent or the advice of such counsel.

               (ii) Neither the Corporation, any Parent or
Subsidiary, the Committee, nor any agents, employees, officers, directors or shareholders of any of them, nor any other person shall have any liability or responsibility with respect to this Plan, except as expressly provided herein.

               Incapacity. If the Committee shall receive evidence satisfactory to it that a person entitled to receive payment of, or exercise, any Plan Award is, at the time when such benefit becomes payable or exercisable , a minor, or is physically or mentally incompetent to receive such Plan Award and to give a valid release thereof, and that another person or an institution is then maintaining or has custody of such person and that no guardian, committee or other representative of the estate of such person shall have been duly appointed, the Committee may make payment of such Plan Award otherwise payable to such person to (or permit such Plan Award to be exercised by) such other person or institution, including a

1998 Stock Option Plan, as amended			Page 9
custodian under a Uniform Gifts to Minors Act, or corresponding legislation (who shall be an adult, a guardian of the minor or a trust company), and the release by such other person or institution shall be a valid and complete discharge for the payment or exercise of such Plan Award.

               Cooperation of Parties. All parties to this Plan and any person claiming any interest hereunder agree to perform any and all acts and execute any and all documents and papers which are necessary or desirable for carrying out this Plan or any of its provisions.

               Governing Law. All questions pertaining to the validity, construction and administration of the Plan shall be determined in accordance with the laws of the State of Delaware

               Nonguarantee of Employment or Consulting
Relationship. Nothing contained in this Plan shall be construed as a contract of employment (or as a consulting contract) between the Corporation (or any Parent or Subsidiary), and any employee or Participant, as a right of any employee or Participant to be continued in the employment of (or in a Consulting Relationship with) the Corporation (or any Parent or Subsidiary), or as a limitation on the right of the Corporation or any Parent or Subsidiary to discharge any of its employees (or Consultants), at any time, with or without cause (but subject to the terms of any applicable employment or consulting agreement).

               Notices. Each notice relating to this Plan shall be in writing and delivered in person, by recognized overnight courier or by certified mail to the proper address. Except as otherwise provided in any Award Agreement with respect to the exercise thereunder, all notices to the Corporation or the Committee shall be addressed to it at 150 East 58th Street, Suite 3238, New York, New York 10155, Attn: Chief Executive Officer. All notices to Participants, former Participants, beneficiaries or other persons acting for or on behalf of such persons shall be addressed to such person at the last address for such person maintained in the Committee's records.

               Written Agreements. Each Plan Award shall be evidenced by a signed written agreement (the "Award Agreements") between the Corporation and the Participant containing the terms and conditions of the award.


                AMENDMENT OR TERMINATION OF PLAN

          The Board of Directors of the Corporation shall have the right to amend, suspend or terminate the Plan at any time; provided, however that except as otherwise provided herein, no amendment, suspension or termination of the Plan shall alter or impair any Plan Award previously granted under the Plan without the consent of the holder thereof.

                          TERM OF PLAN

          The Plan shall automatically terminate on the day immediately preceding the tenth (10th) anniversary of the date the Plan was adopted by the Board of Directors of the Corporation, unless sooner terminated by such Board of Directors. No Plan Awards may be granted under the Plan subsequent to the termination of the Plan.


1998 Stock Option Plan, as amended			Page 10

			   APPENDIX C

                    AUDIT COMMITTEE CHARTER

     Pursuant to the By-Laws of Commodore Applied Technologies,
Inc. (the "Corporation"), the Board of Directors (the "Board") of the Corporation established an Audit Committee (the "Committee") on
June 28, 1996, to oversee the financial reporting process and internal controls of the Corporation. The Board further adopts this charter to establish the governing principles of the Committee.


PURPOSES OF THE AUDIT COMMITTEE


     The Committee has three primary purposes:

       * To serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system;

       * To review and appraise the audit efforts of the Corporation's independent auditor and internal audit function; and

       * To provide avenues of candid and forthright communication among the independent auditor, the Corporation's management (both senior management and financial management), the internal audit function and the Board.


MEMBERSHIP

       *  The Committee shall consist of at least three members.

       * The majority of members of the Committee shall be directors who are not employees of the Corporation or its affiliates, and from and after any date on which the Corporation's securities are publicly traded all members of the Committee shall in all respects meet the then-prevailing standard of "independence" for audit committee membership applicable under the rules of the principal market or transaction reporting system on which the Corporation's securities are traded or quoted. In all events, each independent member of the Committee shall be free from any relationship that, in the opinion of the Board, would interfere with the exercise of the member's independent judgment as a member of the Committee. (See Attached Guidelines for Independence)

       * In considering potential independent directors for membership on the Committee, the Board intends to take into account the financial literacy of the candidate.

       * The Committee shall elect from its own members a Chairperson, who shall preside over each meeting of the Committee.


Audit Committee Charter						Page 1

PRINCIPAL RESPONSIBILITIES

     The principal responsibilities of the Committee shall include:

  * Reviewing (i) the results of each external audit, including any qualifications in the independent auditor's opinion, (ii) any related management letter, and (iii) management's responses to recommendations made by the independent auditor in connection with the audit.

  * With respect to monitoring the Corporation's financial reporting process:

       * reviewing the Corporation's audited financial statements and considering any significant disputes between the Corporation's management and the independent auditor that arose in connection with the preparation of those financial statements, and reviewing any unusual circumstances reflected in the Corporation's financial statements;

       * reviewing the procedures employed by the Corporation in preparing published financial statements and related management commentaries;

       * reviewing, in consultation with the Corporation's independent auditor, major changes regarding auditing and accounting principles and practices to be followed when preparing the Corporation's financial statements; and

       * monitoring the advice solicited by management from accounting professional services firms, both formally and informally, and keeping current on any possible disagreements with independent accountants and the consequences thereof.

  * With respect to monitoring the Corporation's internal control process:

           * reviewing periodically the internal controls of, and other procedures adopted by, the Corporation, and considering, in consultation with the independent auditor and the Corporation's Chief Financial Officer and other executive officers, the independent auditor's report on the adequacy of the Corporation's internal financial controls; and

           * reviewing the procedures established by the Corporation to monitor compliance with loan and indenture covenants and restrictions.

        * With respect to reviewing and appraising the Corporation's independent auditor:

            * recommending to the Board which firm to engage as the
              Corporation's independent auditor;

            * reviewing the independent auditor's compensation, the
              proposed scope and terms of its engagement and the firm's independence, including all relationships (audit and non-audit) between the independent auditor on the one hand and the Corporation and its affiliates on the other;


Audit Committee Charter						Page 2

            * considering when and whether to recommend that the
              relationship with an independent auditor be terminated; and


       *  With respect to providing avenues of communication:

            * serving as a channel of communication between the
              independent auditor on the one hand and the Board and management on the other;

            * serving as a resource for the Corporation's management
              in considering questions of accounting policy, procedure and practice; and

            * facilitating candor and completeness in communication
              through accessibility, integrity and the meeting procedures described below.

MEETINGS

      * The Committee will meet at least two times per year, and ideally once per calendar quarter. Ideally, meetings will be held prior to any public release of quarterly or annual results of operations.

      * The Committee will provide opportunities for communications at its meetings, by holding separate sessions with members of the Corporation's management and the independent auditor, at which representatives of each can discuss with the Committee topics germane to its purposes.

      * The Chairperson of the Committee will report to the Board on the Committee's activities at each meeting not later than the immediately succeeding meeting of the Board.


GUIDELINES FOR RECOMMENDATION OF INDEPENDENT AUDITORS

     In connection with the selection of the Corporation's independent auditor, the Committee shall consider:

       *   the firm's basic approach and techniques;

       * the firm's knowledge and experience in the Corporation's industry and other companies in the industry serviced by the firm;

       * the procedures followed to assure the firm's independence;

       * the firm's policy regarding rotation of personnel assigned to the engagement;

       *   the firm's other quality control procedures;

       * the nature and quality of other services offered by the firm;


Audit Committee Charter					Page 3

       * the firm's manner of communicating weaknesses noted in the Corporation's internal control system;

       *   the firm's basis for determining fees; and

       * the attitude of the Corporation's management toward the firm.

                                    #####


Audit Committee Charter					Page 4

                                APPENDIX D
                          NEW PLAN BENEFITS TABLES


Short Term Incentive Plan (Proposal Number 3)
_____________________________________________


NEW PLAN BENEFITS



                                 SHORT TERM
                                 INCENTIVE
                                 BONUS PLAN<F1>
                                 DOLLAR VALUE<F1>

                                 BASED ON        BASED ON
NAMES                              2001            2002
                                 RESULTS 	 RESULTS
___________________________________________________________
Shelby T. Brewer                   $0		   $0
CHAIRMAN AND CHIEF EXECUTIVE
OFFICER
___________________________________________________________

James M. DeAngelis                 $0		   $0
SENIOR VICE PRESIDENT, CHIEF
FINANCIAL AND ADMINISTRATIVE
OFFICER, TREASURER AND
SECRETARY
___________________________________________________________

O. Mack Jones                      $0		   $0
PRESIDENT AND CHIEF OPERATING
OFFICER

___________________________________________________________

Paul E. Hannesson                  $0		   $0
FORMER CHAIRMAN AND CHIEF
EXECUTIVE OFFICER
___________________________________________________________

All current executive officers,    $0		   $0
as a group (3 persons - 2002
Short Term Incentive Plan)
___________________________________________________________

All current directors who are      N/A		   N/A
not executive officers, as a
group (4 persons)
___________________________________________________________

All current employees, other       N/A		   N/A
than executive officers, as a
group
___________________________________________________________


<F1>

The left side of each column identifies the amounts that would have been payable under the Short Term Incentive Plan, for 2001, had the Short Term Incentive Plan then been in effect based on the Company's 2001 pre-tax operating results. The right side of each column identifies the amounts that would have been payable under these plans for 2002, had the Short Term Incentive Plan then been in effect, based on the Company's 2002 pre-tax operating results. Further, in each case, the amount shown is based on:

  * the base salaries originally established for 2001 (rather than the reduced salaries for 2001 shown in the "Summary
     Compensation Table" on page 17).

  * an assumption that the Compensation, Stock Option and Benefits Committee used pre-tax operating results as the sole performance measures in determining the amounts available for payments of bonuses under the Short Term Incentive Plan.

</F1>

New Plan Benefits Tables				Page 1

1998 Stock Option Plan (Proposal Number 4)
__________________________________________

The following New Plan Benefits Table discloses the benefits allocated to the persons listed in the table to the persons designated in the table under the 1998 Stock Option Plan.



                           NEW PLAN BENEFITS TABLE

Class of Stock           Name and Position             Number of Securities
Underlying               of Optionee               Underlying Options Granted
Options

Common              	 Shelby T. Brewer, CEO and     		865,200
	                 Chairman of the Board

Common              	 James M. DeAngelis, CFO, CAO, 		841,688
                    	 Treasurer & Secretary

Common              	 O. Mack Jones, President & COO1,	759,375

Common              	 All current executive officers as a
			 group				      3,466,263

Common              	 All current directors who are not
			 executive officers as a group          140,000

Common              	 All employees as a group, excluding
			 executive officers and directors     4,780,995


New Plan Benefits Tables					Page 2

Grant of Fiscal 2003 Incentive Compensation Awards outside of
1998 Stock Option Plan (Proposal Numbers 5 and 6)
_____________________________________________________________

     The following table discloses the benefits to be allocated to the persons listed in the table under the Fiscal 2003
Incentive Compensation Awards Outside the 1998 Stock Option Plan.


                           NEW PLAN BENEFITS TABLE

Class of Stock           Name and Position             Number of Securities
Underlying               of Optionee                Underlying Options Granted
Options 		                            (Subject to achievementof
						    certain performance criteria)
_______________          _________________          _____________________________

Common              	Shelby T. Brewer, CEO and   		2,000,000
                    	Chairman of the Board

Common              	James M. DeAngelis, CFO, CAO,		1,000,000
                    	Treasurer & Secretary

Common              	All current executive officers as a
			group					3,000,000

Common              	All current directors who are not
			executive officers as a group               N/A

Common              	All employees as a group, excluding
			executive officers and directors            N/A



New Plan Benefits Tables					Page 3